EXHIBIT 99.1
                                                                   ------------

                          Updated Marketing Memorandum
                                12/04/98 8:00 AM


                   RBMG Funding Co. Mortgage Loan Trust 1998-2


            $107,500,000 Class A-1, Asset Backed Notes, Series 1998-2
             $62,500,000 Class A-2, Asset Backed Notes, Series 1998-2



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                        [FIRST UNION LOGO APPEARS HERE]


                          FIRST UNION CAPITAL MARKETS
                   a division of Wheat First Securities, Inc.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 2

Summary of Terms

$107,500,000 Class A-1, Asset Backed Notes, Series 1998-2 (the "Class A-1
 Notes")
$62,500,000 Class A-2, Asset Backed Notes, Series 1998-2 (the "Class
 A-2 Notes")


Issuer:                 RBMG Funding Co. Mortgage Loan Trust 1998-2.

Collateral:             Adjustable rate and fixed rate mortgage loans and
                        related Pre-Funding Accounts.

Seller:                 Resource Bancshares Mortgage Group, Inc.

Servicer:               Resource Bancshares Mortgage Group, Inc. or "RBMG".

Sub-Servicer:           Ocwen Federal Bank FSB.

Securities Offered:

             Securities                  Class A-1                    Class A-2
             ----------                  ---------                    ---------

             Amount:                     $107,500,000                 $62,500,000

             Security Type:              Floating-rate                Floating-rate

             Cut-Off Date:               December 1, 1998             December 1, 1998

             Index:                      One month LIBOR              One month LIBOR

             Prepayment                  100% PPA equals              100% PPA equals 27% CPR for
             Assumptions (PPA):          27% CPR for Adjustable       27% CPR for Adjustable
                                         Rate Pool                    Rate Pool
                                         25% HEP for Fixed            25% HEP for Fixed
                                         Rate Pool                    Rate Pool

             Average Life to Call:       2.795 years                  2.773 years
             Average Life to
             Maturity:                   3.040 years                  3.023 years

             Expected Call Date:         02/25/06                     01/25/06
             Expected Maturity
             Date:                       03/25/14                     02/25/14

             Expected Coupon:            One month LIBOR + TBD        One month LIBOR + TBD

             Stated Maturity Date:       04/25/30                     04/25/30

             Payment Date:               25th of each month           25th of each month
             Payment Delay:              Zero                         Zero

             Dated Date:                 Settlement Date              Settlement Date

             Day Count:                  Actual/360                   Actual/360

             Pricing Date:               TBD                          TBD

             Settlement Date
             (Expected)                  December 11, 1998            December 11, 1998

             First Payment Date          January 25, 1999             January 25, 1999

             Ratings (S&P/Moody's)       AAA/Aaa                      AAA/Aaa

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 3

Description of the Notes:     The Notes will be secured by the Trust created by
                              the Indenture. The assets of the Trust will consist primarily of (i) a pool of two groups
                              (each a "Group) of fixed rate and adjustable rate mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the applicable Cut-off Date); (iii) segregated accounts established by the Issuer in the name of the Indenture Trustee (each, a "Pre-Funding
                              Account") and funds on deposit therein; (iv) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement; (v) the rights of the Indenture Trustee under the Insurance Policy; and
                              (vi) certain other property.

                              Two classes (each, a "Class") of Notes will be issued. The Class A-1 Notes will be secured by Mortgage Loans in Group I ("the Group I Mortgage Loans") and the Class A-2 Notes will be secured by the Group II Mortgage Loans ("the Group II Mortgage Loans"). Payments on the Class A-1 Notes are from Available Funds for Group I and payments on the Class A-2 Notes are from Available Funds for Group II.

Servicing Fee:                44 basis points per annum

Indenture Trustee:            The Bank of New York, a New York banking
                              corporation.

Owner Trustee:                Wilmington Trust Company, a Delaware Banking
corporation.

Denominations:                Minimum denominations of $1,000 and in integral
                              multiples thereof.

Form of Notes:                Book-Entry Form, delivered through the
                              facilities of DTC, Cedel, and Euroclear against payment in immediately available funds.

Record Date:                  Last business day preceding Payment Date

Note Insurer:

                              MBIA Insurance Corporation ("MBIA"), rated
                              AAA/Aaa/AAA by S&P, Moody's and Fitch.

Note Insurance Policy:        Timely payment of interest and ultimate payment of
                              principal on the Notes will be guaranteed by MBIA.

Credit Enhancement:           (a)   Excess servicing cash flows

                              (b)   Overcollateralization

                              (c)   Note Insurance Policy

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page


Payments on the Notes:  Payments on each Class of Notes will be made on each
                        Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business Day of the month preceding the month in which such Payment Date occurs.

                        On each Payment Date, each Class of Notes, as of the immediately preceding Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

Due Period:             With respect to each Class of Notes and any Payment
                        Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

Collection Period:      With respect to each Class of Notes and any Payment Date
                        of a Mortgage Loan, the calendar month preceding the month in which such Payment Date occurs.

Available Funds:        With respect to each Group of Mortgage Loans and any
                        Payment Date, the Available Funds will generally consist of the aggregate of the following amounts:

                        (i) the sum of (a) all scheduled payments of principal and interest received with respect to the Mortgage Loans and due during the related Due Period and
                              (b) all unscheduled principal payments or recoveries on the Mortgage Loans, including principal prepayments, received during the related Collection Period, minus (w) amounts received with respect to payments due on or prior to the applicable Cut-off Date, (x) the Administrative Fee Amount payable with respect to such Payment Date, (y) Payments Ahead and (z) reimbursements for certain P&I Advances and Servicing Advances made with respect to the Mortgage Loans and certain other amounts for which the Indenture Trustee, the Servicer and the Issuer are permitted to be reimbursed; and

                        (ii) the amount of any P&I Advances and Compensating Interest Payments made by the Servicer for such Payment Date, any amounts deposited in the Note Account in respect of the repurchase, release, removal or substitution of Mortgage Loans during the related Collection Period or amounts deposited in the Note Account in connection with the redemption of the Notes.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 5






















--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 6



Interest Carry-Forward: (a) If, on any Payment Date, the Available Funds Cap
                        Rate (as defined below) for the related Class of Notes limits the payment of the full interest rate on the related Class, the amount of any such shortfall will be carried forward and be due and payable to the Noteholder of the related Class on the following Payment Date and shall accrue interest at the note interest rate until paid (the "Available Funds Cap Carry Forward Amount") .

                        (b) The payment of this Available Funds Cap Carry Forward Amount would be made in future periods from the excess cash flows.

                        (c) The Note Insurer (MBIA) does not cover the Available Funds Cap Carry Forward Amount.

Available Funds Cap Rate:

                        The Available Funds Cap Rate with respect to each Class of Notes for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the aggregate scheduled principal balance of the then outstanding Mortgage loans and REO properties in the related Group times the weighted average of the Expense Adjusted Coupon Rates on the then outstanding Mortgage loans and REO properties in such Group minus (B) the amount of the Note Insurer premium for such payment date allocable to such Group, and the denominator of which is
                        (ii) an amount equal to (A) the then outstanding aggregate Note Balance multiplied by (B) the actual number of days elapsed in the related interest period divided by 360.

                        "Note Balance" with respect to a Class will equal as of any Payment Date, the Original Note Balance as of the date of issuance of the Notes less all related Monthly Principal and Excess Cash paid to the respective Noteholders on previous Payment Dates.

                        The Expense Adjusted Coupon Rate on any Mortgage Loan is equal to the then applicable coupon rate minus the sum of (i) the Minimum Spread and (ii) the Servicing Fee Rate. For any Payment Date occurring from the Closing Date through and including the twelfth Payment Date, the Minimum Spread is equal to 0.00% per annum. For any Payment Date occurring after the twelfth Payment Date the Minimum Spread is equal to 0.50% per annum. For any Payment Date for so long as the Servicer is the servicer, the Servicing Fee Rate is equal to 0.44% per annum; provided, however, that the Servicing Fee Rate may increase up to 0.50% per annum if it is necessary to appoint a successor Servicer or a successor Sub-Servicer.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 7


Payments  of Principal: On each Payment Date, the Noteholders of a
                        Class of Notes will be entitled to payments of Monthly Principal in reduction of the Note Balance.

                        Monthly Principal The Monthly Principal with respect to each Class of Notes and for any Payment Date will be equal to the lesser of (a) the excess of related Available Funds over the amounts described in clauses
                        (i) and (ii) of the definition of Excess Cash below, and
                        (b) the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage Loans in the related Group and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans during or in respect of the related Collection Period, not including Payments Ahead, subject to reduction for any Overcollateralization Surplus with respect to such Class and the related Payment Date.

Payments of Excess Cash:With respect to each Class of Notes and each Payment
                        Date on which the Overcollateralization Amount for the Notes is less than the Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the related Class of Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required Overcollateralization Amount

                        "Excess Cash" with respect to a Group on any Payment Date will be equal to Available Funds for such Group and Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments with respect to the Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the Note Interest for the related Note and Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group), and (iii) the Monthly Principal for the related Note and Payment Date.

                        The Insurance Policy does not cover the Available Funds Cap Carry Forward Amount, Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from (a) any excess interest resulting from the Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates and (b) any Excess Cash for either Group that would otherwise be paid to the holder(s) of the Residual Interest.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 8


                        Any Excess Cash remaining after making required payments on each Class of Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture. Certain of the Mortgage Loans included in each Group as of the Settlement Date may not have their first monthly payment due until the Due Period relating to the April 1999 Payment Date.

Optional Redemption:    Each Class of Notes may be redeemed, in full but not in
                        part, at the option of the Servicer or the Note Insurer, on or after the Payment Date on which the related Note
                        Balance has declined to less than 10% of the outstanding related Note Balance as of the Settlement Date .

Coupon Step-up:         If the Class A-1 Notes are not redeemed pursuant to the
                        Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

                        If the Class A-2 Notes are not redeemed pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

Interest Period:        Interest will accrue on each of the Notes from Payment
                        Date to Payment Date. For the first Payment Date, interest will accrue from and including the closing date to, but not including the first Payment Date.

Pre-Funding Accounts:   The Mortgage Loans in Group I as of the closing date
                        will have approximately an aggregate principal balance of [$80.7] million. The Mortgage Loans in Group II as of the Settlement Date will have an aggregate principal balance of [$47.0] million. Additional Mortgage loans with characteristics similar to those of the Mortgage
                        Loans in Group I and Group II as of the Settlement Date will be transferred to the Trust during the period ending 90 days from the Settlement Date (the "Funding
                        Period") in exchange for release of funds from the Pre-Funding Accounts.

Interest Coverage Accounts:    On the Settlement Date, RBMG will deposit in two
                        segregated accounts, the Interest Coverage Accounts, cash amounts as required by the Note Insurer to cover shortfalls in the Note Interest payable on each Class of Notes attributable to the Pre-Funding feature during the Funding Period.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 9


Mandatory Prepayment:   Each Class of Notes  will be prepaid on the Payment Date
                        in April 1999 to the extent that amounts remain on deposit in the related Pre-Funding Account at the end of the Funding Period. The Note Balance of each Class of
                        Notes will be reduced by an amount equal to the lesser of (i) the amount then on deposit in the related
                        Pre-Funding Account and (ii) the outstanding Note
                        Balance of the related Class of Notes. Although no assurance is given, it is anticipated by the Issuer that the principal amount of Additional Mortgage Loans purchased by the Issuer and pledged to the Indenture
                        Trustee for the related Class of Notes will require the application of substantially all of the related amounts initially deposited in each Pre-Funding Account on the Settlement Date and that there should be no material amount of principal prepaid on the each Class of Notes from amounts in the related Pre-Funding Account.

Compensating Interest
Payments:               With respect to any Mortgage Loan in each Group as to
                        which a prepayment in whole or in part was received during the related Collection Period, the Sub-Servicer on behalf of the Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Sub-Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment Interest
                        Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related Noteholders on the applicable Payment Date.
                        Compensating Interest Payments are not reimbursable to the Servicer or the Sub-Servicer. The Note Insurer is not required to cover any Prepayment Interest
                        Shortfalls.

Legal Investment
Considerations:         The Notes are SMMEA eligible securities.

ERISA Considerations: The Issuer believes that the Notes are ERISA eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

Taxation:               The Notes will be treated as debt obligations of the
                        Issuer.  No REMIC election will be made.

Note Ratings:           AAA/Aaa by S&P and Moody's

Further Information:    If you have any questions, please call:

                        Bill Ingram at (704) 383-7727, Capital Markets Syndicate Desk
                        Russ Andrews at (704) 374-3472, Debt Capital Markets

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 10

                         Weighted Average Life (WAL) and
                              Payment Windows Table


       -----------------------------------------------------------------
       To Call (10%)
           PPA*        0       75      100      125     150       175
       Class A1
       Note
       WAL           20.494    3.748    2.795     2.202    1.795     1.495
       FIRST PAY    1/25/99  1/25/99  1/25/99   1/25/99  1/25/99   1/25/99
       LAST PAY    12/25/27 08/25/08 02/25/06  07/25/04 06/25/03  08/25/02


       Class A2 Note

       WAL           20.444    3.734    2.773     2.181    1.776     1.483
       FIRST PAY    1/25/99  1/25/99  1/25/99   1/25/99  1/25/99   1/25/99
       LAST PAY    12/25/27 08/25/08 01/25/06  06/25/04 05/25/03  08/25/02


       To Maturity
           PPA*        0       75      100      125     150       175
       Class A1
       Note
       WAL           20.539    4.082   3.040      2.390    1.944     1.619
       FIRST PAY    1/25/99  1/25/99 1/25/99    1/25/99  1/25/99   1/25/99
       LAST PAY    12/25/28 02/25/19 03/25/14 11/25/10  07/25/08  10/25/06


       Class A2
       Note
       WAL           20.488    4.062   3.023      2.374    1.930     1.605
       FIRST PAY    1/25/99  1/25/99 1/25/99    1/25/99  1/25/99   1/25/99
       LAST PAY    12/25/28 01/25/19 02/25/14 11/25/100  6/25/08  10/25/06
       -----------------------------------------------------------------

       *100 Percent Prepayment Assumption (PPA) represents 27% CPR for the ARM Collateral, and 25% HEP for the Fixed collateral. 25% HEP equals 2.5% CPR in month 1 of the life of a loan, increasing each month by 2.5% CPR until month 10 and remaining constant at 25% CPR thereafter.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 11




                         Class A-1 Available Funds Cap
                                     Rate
  To Call (10%)
  6 Month LIBOR = 5.12750%

                                                                     Class A1
  Period   Date            Class A1 Note         Period   Date         Note
         0     Dec-98

         1     Jan-99       *                       44    Aug-02     11.1563%
         2     Feb-99       7.9971%                 45    Sep-02     11.1559%
         3     Mar-99       8.7003%                 46    Oct-02     11.5274%
         4     Apr-99       8.8916%                 47    Nov-02     11.1552%
         5     May-99       9.2173%                 48    Dec-02     11.5267%
         6     Jun-99       8.9830%                 49    Jan-03     11.1545%
         7     Jul-99       9.3260%                 50    Feb-03     11.1542%
         8     Aug-99       9.0582%                 51    Mar-03     12.3489%
         9     Sep-99       9.0909%                 52    Apr-03     11.1535%
        10     Oct-99       9.4290%                 53    May-03     11.5250%
        11     Nov-99       9.1615%                 54    Jun-03     11.1528%
        12     Dec-99       9.5172%                 55    Jul-03     11.5242%
        13     Jan-00       8.7522%                 56    Aug-03     11.1522%
        14     Feb-00       8.7899%                 57    Sep-03     11.1518%
        15     Mar-00       9.4380%                 58    Oct-03     11.5232%
        16     Apr-00       8.8728%                 59    Nov-03     11.1511%
        17     May-00       9.2127%                 60    Dec-03     11.5225%
        18     Jun-00       8.9614%                 61    Jan-04     11.1504%
        19     Jul-00       9.3080%                 62    Feb-04     11.1501%
        20     Aug-00       9.0575%                 63    Mar-04     11.9187%
        21     Sep-00       9.1080%                 64    Apr-04     11.1494%
        22     Oct-00       9.4660%                 65    May-04     11.5207%
        23     Nov-00       9.2172%                 66    Jun-04     11.1487%
        24     Dec-00      10.8822%                 67    Jul-04     11.5200%
        25     Jan-01      11.0497%                 68    Aug-04     11.1480%
        26     Feb-01      11.0808%                 69    Sep-04     11.1477%
        27     Mar-01      12.3036%                 70    Oct-04     11.5189%
        28     Apr-01      11.1461%                 71    Nov-04     11.1470%
        29     May-01      11.5531%                 72    Dec-04     11.5182%
        30     Jun-01      11.2159%                 73    Jan-05     11.1463%
        31     Jul-01      11.6277%                 74    Feb-05     11.1459%
        32     Aug-01      11.1603%                 75    Mar-05     12.3398%
        33     Sep-01      11.1600%                 76    Apr-05     11.1452%
        34     Oct-01      11.5316%                 77    May-05     11.5164%
        35     Nov-01      11.1593%                 78    Jun-05     11.1446%
        36     Dec-01      11.5309%                 79    Jul-05     11.5157%
        37     Jan-02      11.1586%                 80    Aug-05     11.1439%
        38     Feb-02      11.1583%                 81    Sep-05     11.1435%
        39     Mar-02      12.3534%                 82    Oct-05     11.5146%
        40     Apr-02      11.1576%                 83    Nov-05     11.1428%
        41     May-02      11.5292%                 84    Dec-05     11.5139%
        42     Jun-02      11.1569%                 85    Jan-06     11.1421%
        43     Jul-02      11.5285%                 86    Feb-06     11.1418%


* The Available Funds Cap Rate is not applicable for the first period as RBMG will deposit sufficient funds in the Interest Coverage Account to pay the interest payment on the Notes for the first period.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 12



                    Class A-2 Available Funds Cap Rate
   To Call (10%)
   6 Month LIBOR = 5.12750%

                                                        Class A2 Note
   Period   Date     Class A2 Note          Period     Date
       0   Dec-98
       1   Jan-99      *                        44   Aug-02  11.1866%
       2   Feb-99     7.9744%                   45   Sep-02  11.1863%
       3   Mar-99     8.6748%                   46   Oct-02  11.5589%
       4   Apr-99     8.8559%                   47   Nov-02  11.1857%
       5   May-99     9.1797%                   48   Dec-02  11.5583%
       6   Jun-99     8.9539%                   49   Jan-03  11.1851%
       7   Jul-99     9.2982%                   50   Feb-03  11.1848%
       8   Aug-99     9.0308%                   51   Mar-03  12.3829%
       9   Sep-99     9.0630%                   52   Apr-03  11.1842%
      10   Oct-99     9.3997%                   53   May-03  11.5567%
      11   Nov-99     9.1327%                   54   Jun-03  11.1836%
      12   Dec-99     9.4856%                   55   Jul-03  11.5561%
      13   Jan-00     8.7208%                   56   Aug-03  11.1830%
      14   Feb-00     8.7580%                   57   Sep-03  11.1827%
      15   Mar-00     9.4033%                   58   Oct-03  11.5552%
      16   Apr-00     8.8399%                   59   Nov-03  11.1821%
      17   May-00     9.1780%                   60   Dec-03  11.5545%
      18   Jun-00     8.9273%                   61   Jan-04  11.1815%
      19   Jul-00     9.2721%                   62   Feb-04  11.1812%
      20   Aug-00     9.0222%                   63   Mar-04  11.9520%
      21   Sep-00     9.0720%                   64   Apr-04  11.1806%
      22   Oct-00     9.4281%                   65   May-04  11.5530%
      23   Nov-00     9.1798%                   66   Jun-04  11.1800%
      24   Dec-00    10.8898%                   67   Jul-04  11.5523%
      25   Jan-01    11.0851%                   68   Aug-04  11.1794%
      26   Feb-01    11.1166%                   69   Sep-04  11.1791%
      27   Mar-01    12.3437%                   70   Oct-04  11.5514%
      28   Apr-01    11.1828%                   71   Nov-04  11.1785%
      29   May-01    11.5915%                   72   Dec-04  11.5508%
      30   Jun-01   11. 2535%                   73   Jan-05  11.1778%
      31   Jul-01    11.6670%                   74   Feb-05  11.1775%
      32   Aug-01    11.1902%                   75   Mar-05  12.3748%
      33   Sep-01    11.1899%                   76   Apr-05  11.1769%
      34   Oct-01    11.5626%                   77   May-05  11.5492%
      35   Nov-01    11.1894%                   78   Jun-05  11.1763%
      36   Dec-01    11.5620%                   79   Jul-05  11.5485%
      37   Jan-02    11.1888%                   80   Aug-05  11.1757%
      38   Feb-02    11.1885%                   81   Sep-05  11.1754%
      39   Mar-02    12.3869%                   82   Oct-05  11.5476%
      40   Apr-02    11.1879%                   83   Nov-05  11.1748%
      41   May-02    11.5605%                   84   Dec-05  11.5470%
      42   Jun-02    11.1873%                   85   Jan-06  11.1742%
      43   Jul-02    11.5598%

* The Available Funds Cap Rate is not applicable for the first period as RBMG will deposit sufficient funds in the Interest Coverage Account to pay the interest payment on the Notes for the first period.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 13





      Summary of Characteristics of the Group I Initial Mortgage Loans


    Number of Initial Mortgage
    Loans                                                             795

    Principal Balance
              Aggregate Principal
              Balance                                      $80,743,708.95
              Principal Balance                               $101,564.41
              Range of Principal                         $21,688.50 -
              Balances                                   $225,369.56

    Coupon Rates
              Weighted Average Coupon
              Rate                                                 9.739%
              Range of Coupon Rates                      7.750% - 12.875%

    Remaining Term to
    Maturity
              Weighted Average Remaining Term to
              Maturity                                      352.41 months
              Range of Remaining Term to
              Maturity                                   177 - 360 months

    Loan-to-Value Ratio
              Weighted Average Loan-to-Value Ratio                 77.49%
              Range of Loan-to-Value Ratios              18.57% - 100.00%

    Percentage of First Lien Mortgage
    Loans                                                         100.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 14



               Summary of Characteristics of the Group II Initial
                                 Mortgage Loans


Number of Initial Mortgage
Loans                                                             333

Principal Balance
          Aggregate Principal
          Balance                                      $47,011,161.74
          Principal Balance                               $141,174.66
          Range of Principal                         $18,779.13 -
          Balances                                    $599,407.40

Coupon Rates
          Weighted Average Coupon
          Rate                                                 9.704%
          Range of Coupon Rates                      7.125% - 14.250%

Remaining Term to Maturity
          Weighted Average Remaining Term to
          Maturity                                      351.27 months
          Range of Remaining Term to
          Maturity                                   176 - 360 months

Loan-to-Value Ratio
          Weighted Average Loan-to-Value Ratio                 78.45%
          Range of Loan-to-Value Ratios               33.46% - 90.00%

Percentage of First Lien Mortgage
Loans                                                         100.00%


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 15


                  Group II Initial Adjustable Rate Loans

                                                     All Adjustable Rate
                                                            Loans
                                                    -----------------------

Number of Adjustable  Rate
Loans                                                           277

Percentage of All Mortgage Loans                             83.18%
(by number of loans)

Aggregate Principal Balance                          $42,009,566.97

Percentage of All Mortgage Loans                             89.36%
(by aggregate principal
balance)

Principal Balance as of the Cut-Off Date

          Average                                       $151,659.09
                                                       $18,779.13 -
          Range                                         $599,407.40

Coupon Rates

          Weighted Average                                   9.632%
          Range                                    7.125% - 13.750%

Remaining Term to Maturity
(in months)

          Weighted Average                                   358.10
          Range                                           352 - 360

Loan-to-Value Ratio at Origination

          Weighted Average                                   78.88%
          Range                                     34.62% - 90.00%




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 16


                    Group II Initial Fixed Rate Loans

                                                     All Fixed Rate Loans
                                                    -----------------------

Number of Fixed Rate Loans                                      56

Percentage of All Mortgage Loans                            16.82%
(by number of loans)

Aggregate Principal Balance                          $5,001,594.77

Percentage of All Mortgage Loans                            10.64%
(by aggregate principal
balance)

Principal Balance as of the Cut-Off Date

          Average                                       $89,314.19
                                                      $24,943.72 -
          Range                                        $307,387.33

Coupon Rates

          Weighted Average                                 10.306%
          Range                                   7.750% - 14.250%

Remaining Term to Maturity
(in months)

          Weighted Average                                  293.88
          Range                                          176 - 359

Loan-to-Value Ratio at Origination

          Weighted Average                                  74.81%
          Range                                    33.46% - 90.00%



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 17




            Mortgage Rates of the Group II Initial Fixed Rate Loans

                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
                                Fixed Rate    Aggregate Principal     Principal
Range of Mortgage Rates (%)        Loans            Balance            Balance
---------------------------      --------     -------------------   ------------

 7.501 -  8.000                        1          121,657.42                2.43 %
 8.501 -  9.000                        5          748,636.75               14.97
 9.001 -  9.500                        6          574,743.37               11.49
 9.501 - 10.000                        5          459,680.24                9.19
10.001 - 10.500                       11          652,526.62               13.05
10.501 - 11.000                       11        1,391,312.63               27.82
11.001 - 11.500                        8          546,139.91               10.92
11.501 - 12.000                        5          380,228.34                7.60
12.001 - 12.500                        2           65,282.12                1.31
12.501 - 13.000                        1           36,391.67                0.73
14.001 - 14.500                        1           24,995.70                0.50
                                       -           ---------                ----

Totals                                56       $5,001,594.77              100.00 %
                                      ==       =============              ======

          Principal Balances of the Group II Initial Fixed Rate Loans


                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
   Range of Principal            Fixed Rate    Aggregate Principal    Principal
      Balances ($)                  Loans            Balance            Balance
---------------------            -----------   -------------------   -----------

 15,000.01  - 25,000.00                3           74,932.45                1.50 %
 25,000.01 -  50,000.00               14          523,981.10               10.48
 50,000.01 -  75,000.00               11          636,140.77               12.72
 75,000.01 - 100,000.00               12        1,044,744.61               20.89
100,000.01 - 125,000.00                8          930,570.64               18.61
125,000.01 - 150,000.00                2          290,311.89                5.80
200,000.01 - 225,000.00                1          212,339.27                4.25
225,000.01 - 250,000.00                2          470,615.57                9.41
250,000.01 - 275,000.00                2          510,571.14               10.21
300,000.01 - 325,000.00                1          307,387.33                6.15
                                       -          ----------                ----

Totals                                56       $5,001,594.77              100.00 %
                                      ==       =============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 18





































--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 19




      Remaining Terms to Maturity of the Group II Initial Fixed Rate Loans

                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
                                 Fixed Rate    Aggregate Principal     Principal
 Remaining Term (months)            Loans            Balance            Balance

176 - 180                             24        1,765,538.65               35.30 %
326 - 330                              1          121,657.42                2.43
351 - 355                              1           93,522.10                1.87
357                                    5          786,330.15               15.72
358                                    8          666,573.54               13.33
359                                   17        1,567,972.91               31.35
                                      --        ------------               -----

Totals                                56       $5,001,594.77              100.00 %
                                      ==       =============              ======

          Mortgage Rates of the Group II Initial Adjustable Rate Loans
                                                                     Percentage of
                                                                        Group II
                                                                      Adjustable
                                                                     Rate Loans by
                                  Number of                           Aggregate
Range of Mortgage Rates           Adjustable   Aggregate Principal    Principal
           (%)                    Rate Loans         Balance            Balance
 7.001 -  7.500                        1          314,444.78                0.75 %
 7.501 -  8.000                        5          753,523.31                1.79
 8.001 -  8.500                       21        4,747,439.06               11.30
 8.501 -  9.000                       46        7,724,798.18               18.39
 9.001 -  9.500                       44        6,673,184.99               15.88
 9.501 - 10.000                       57        9,359,264.48               22.28
10.001 - 10.500                       47        6,233,829.96               14.84
10.501 - 11.000                       28        3,218,015.84                7.66
11.001 - 11.500                       14        1,526,252.59                3.63
11.501 - 12.000                        9        1,173,073.83                2.79
12.001 - 12.500                        3          165,307.86                0.39
12.501 - 13.000                        1           32,483.73                0.08
13.501 - 14.000                        1           87,948.36                0.21
                                       -           ---------                ----

Totals                               277       $42,009,566.97             100.00 %
                                     ===       ==============             ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 20






        Principal Balances of the Group II Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
   Range of Principal             Adjustable   Aggregate Principal     Principal
      Balances ($)                Rate Loans         Balance            Balance
 15,000.01  - 25,000.00                3           60,736.44                 0.14 %
 25,000.01 -  50,000.00               23          951,251.27                 2.26
 50,000.01 -  75,000.00               43        2,748,759.09                 6.54
 75,000.01 - 100,000.00               56        5,011,591.35                11.93
100,000.01 - 125,000.00               41        4,529,400.64                10.78
125,000.01 - 150,000.00               18        2,458,733.63                 5.85
150,000.01 - 175,000.00                6          962,027.07                 2.29
175,000.01 - 200,000.00                4          724,187.35                 1.72
200,000.01 - 225,000.00                4          865,388.75                 2.06
225,000.01 - 250,000.00               21        4,972,699.30                11.84
250,000.01 - 275,000.00               19        4,951,780.22                11.79
275,000.01 - 300,000.00               12        3,455,896.51                 8.23
300,000.01 - 325,000.00                6        1,883,673.15                 4.48
325,000.01 - 350,000.00                6        2,011,738.20                 4.79
350,000.01 - 375,000.00                2          710,570.18                 1.69
375,000.01 - 400,000.00                8        3,157,032.02                 7.52
425,000.01 - 450,000.00                1          434,807.52                 1.04
475,000.01 - 500,000.00                2          965,119.62                 2.30
550,000.01 - 575,000.00                1          554,767.26                 1.32
575,000.01 - 600,000.00                1          599,407.40                 1.43
                                       -          ----------                 ----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 21





    Remaining Terms to Maturity of the Group II Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
 Remaining Term (months)          Rate Loans         Balance            Balance
 -----------------------        - ----------         -------            -------
351 - 355                              1          475,258.51                 1.13 %
356                                    3          491,993.45                 1.17
357                                   63        8,244,327.60                19.62
358                                  117       16,877,462.29                40.18
359                                   91       15,612,525.12                37.16
360                                    2          308,000.00                 0.73
                                       -          ----------                 ----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======

           Gross Margins of the Group II Initial Adjustable Rate Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Gross Margins           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
 4.501 -  5.000                        1          314,444.78                 0.75 %
 5.001 -  5.500                       14        2,159,221.91                 5.14
 5.501 -  6.000                       36        6,617,254.34                15.75
 6.001 -  6.500                       84       13,433,531.80                31.98
 6.501 -  7.000                       88       12,406,371.89                29.53
 7.001 -  7.500                       47        6,725,206.24                16.01
 7.501 -  8.000                        4          198,624.90                 0.47
 8.001 -  8.500                        1           87,948.36                 0.21
 8.501 -  9.000                        2           66,962.75                 0.16
                                       -           ---------                 ----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 22


           Maximum Rates of the Group II Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Maximum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
14.001 - 14.500                        1          314,444.78                 0.75 %
14.501 - 15.000                        5          753,523.31                 1.79
15.001 - 15.500                       21        4,747,439.06                11.30
15.501 - 16.000                       46        7,724,798.18                18.39
16.001 - 16.500                       44        6,673,184.99                15.88
16.501 - 17.000                       57        9,359,264.48                22.28
17.001 - 17.500                       47        6,233,829.96                14.84
17.501 - 18.000                       28        3,218,015.84                 7.66
18.001 - 18.500                       14        1,526,252.59                 3.63
18.501 - 19.000                        9        1,173,073.83                 2.79
19.001 - 19.500                        3          165,307.86                 0.39
19.501 - 20.000                        1           32,483.73                 0.08
20.501 - 21.000                        1           87,948.36                 0.21
                                       -           ---------                 ----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======

           Minimum Rates of the Group II Initial Adjustable Rate Loans
                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Minimum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans   Balance                  Balance
 7.001 -  7.500                        1          314,444.78                 0.75 %
 7.501 -  8.000                        5          753,523.31                 1.79
 8.001 -  8.500                       21        4,747,439.06                11.30
 8.501 -  9.000                       46        7,724,798.18                18.39
 9.001 -  9.500                       44        6,673,184.99                15.88
 9.501 - 10.000                       57        9,359,264.48                22.28
10.001 - 10.500                       47        6,233,829.96                14.84
10.501 - 11.000                       28        3,218,015.84                 7.66
11.001 - 11.500                       14        1,526,252.59                 3.63
11.501 - 12.000                        9        1,173,073.83                 2.79
12.001 - 12.500                        3          165,307.86                 0.39
12.501 - 13.000                        1           32,483.73                 0.08
13.501 - 14.000                        1           87,948.36                 0.21
                                       -           ---------                 ----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 23

   Next Interest Adjustment Date of the Group II Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
  Next Adjustment Date            Rate Loans         Balance            Balance

04/01/99                               4          845,419.85                 2.01 %
05/01/99                               5          839,131.04                 2.00
06/01/99                               1           84,954.76                 0.20
08/01/00                               3          491,993.45                 1.17
09/01/00                              51        6,835,024.46                16.27
10/01/00                              19        2,330,032.01                 5.55
11/01/00                             113       15,942,305.93                37.95
12/01/00                              81       14,640,705.47                34.85
                                      --       -------------                -----

Totals                               277       $42,009,566.97              100.00 %
                                     ===       ==============              ======

            Mortgage Rates of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                     Mortgage Loans
                                                                      by Aggregate
Range of Mortgage Rates           Number of    Aggregate Principal     Principal
           (%)                  Mortgage Loans       Balance            Balance
 7.001 -  7.500                        1          314,444.78                 0.67 %
 7.501 -  8.000                        6          875,180.73                 1.86
 8.001 -  8.500                       21        4,747,439.06                10.10
 8.501 -  9.000                       51        8,473,434.93                18.02
 9.001 -  9.500                       50        7,247,928.36                15.42
 9.501 - 10.000                       62        9,818,944.72                20.89
10.001 - 10.500                       58        6,886,356.58                14.65
10.501 - 11.000                       39        4,609,328.47                 9.80
11.001 - 11.500                       22        2,072,392.50                 4.41
11.501 - 12.000                       14        1,553,302.17                 3.30
12.001 - 12.500                        5          230,589.98                 0.49
12.501 - 13.000                        2           68,875.40                 0.15
13.501 - 14.000                        1           87,948.36                 0.19
14.001 - 14.500                        1           24,995.70                 0.05
                                       -           ---------                 ----

Totals                               333       $47,011,161.74              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 24






































--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 25



         Principal Balances of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                     by Aggregate
   Range of Principal             Number of    Aggregate Principal    Principal
      Balances ($)              Mortgage Loans       Balance            Balance
 15,000.01  - 25,000.00                6          135,668.89                0.29 %
 25,000.01 -  50,000.00               37        1,475,232.37                3.14
 50,000.01 -  75,000.00               54        3,384,899.86                7.20
 75,000.01 - 100,000.00               68        6,056,335.96               12.88
100,000.01 - 125,000.00               49        5,459,971.28               11.61
125,000.01 - 150,000.00               20        2,749,045.52                5.85
150,000.01 - 175,000.00                6          962,027.07                2.05
175,000.01 - 200,000.00                4          724,187.35                1.54
200,000.01 - 225,000.00                5        1,077,728.02                2.29
225,000.01 - 250,000.00               23        5,443,314.87               11.58
250,000.01 - 275,000.00               21        5,462,351.36               11.62
275,000.01 - 300,000.00               12        3,455,896.51                7.35
300,000.01 - 325,000.00                7        2,191,060.48                4.66
325,000.01 - 350,000.00                6        2,011,738.20                4.28
350,000.01 - 375,000.00                2          710,570.18                1.51
375,000.01 - 400,000.00                8        3,157,032.02                6.72
425,000.01 - 450,000.00                1          434,807.52                0.92
475,000.01 - 500,000.00                2          965,119.62                2.05
550,000.01 - 575,000.00                1          554,767.26                1.18
575,000.01 - 600,000.00                1          599,407.40                1.28
                                       -          ----------                ----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

          Risk Classifications of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Risk Classification          Mortgage Loans       Balance            Balance
   -------------------          --------------       -------            -------
A                                    171       28,544,799.51               60.72 %
A-                                    57        8,721,259.72               18.55
B                                     70        7,018,535.61               14.93
C                                     30        2,522,765.00                5.37
D                                      5          203,801.90                0.43
                                       -          ----------                ----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 26

































--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 27



           Loan to Value Ratios of all the Group II Initial Mortgage Loans

                                                       Percentage of
Range of Loan-to-Value   Number of     Aggregate     Group II Mortgage
Ratios at Origination    Mortgage      Principal     Loans by Aggregate   Weighted
          (%)              Loans        Balance      Principal Balance   Average LTV
          ---              -----        -------      -----------------   -----------
 30.01 -  35.00                2        270,062.44            0.57 %       34.43 %
 35.01 -  40.00                4        114,800.50            0.24         37.07
 40.01 -  45.00                2         99,949.35            0.21         42.39
 45.01 -  50.00                5        426,614.96            0.91         48.55
 50.01 -  55.00                5        333,570.36            0.71         53.97
 55.01 -  60.00                8        378,310.86            0.80         58.59
 60.01 -  65.00               16      1,736,844.85            3.69         63.41
 65.01 -  70.00               41      4,277,165.48            9.10         69.76
 70.01 -  75.00               56      8,011,439.52           17.04         74.63
 75.01 -  80.00              103     17,871,033.87           38.01         79.76
 80.01 -  85.00               51      7,021,048.27           14.93         84.86
 85.01 -  90.00               40      6,470,321.28           13.76         89.91
                              --      ------------           -----

Totals                       333    $47,011,161.74          100.00 %
                             ===    ==============          ======

     Remaining Terms to Maturity of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
 Remaining Term (months)        Mortgage Loans       Balance            Balance
 -----------------------        --------------       -------            -------
176 - 180                             24        1,765,538.65                3.76 %
326 - 330                              1          121,657.42                0.26
351 - 355                              2          568,780.61                1.21
356                                    3          491,993.45                1.05
357                                   68        9,030,657.75               19.21
358                                  125       17,544,035.83               37.32
359                                  108       17,180,498.03               36.55
360                                    2          308,000.00                0.66
                                       -          ----------                ----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 28




  Geographic Distribution of the Mortgage Properties of all the Group II Initial
                                 Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
        Location                Mortgage Loans       Balance            Balance
        --------                --------------       -------            -------
ALABAMA                               30        2,246,934.70                4.78 %
ARIZONA                               30        4,163,621.36                8.86
CALIFORNIA                            55       15,114,043.16               32.15
COLORADO                              30        4,259,454.49                9.06
FLORIDA                                7          510,394.06                1.09
GEORGIA                                2          106,124.69                0.23
IDAHO                                 11        1,134,039.97                2.41
ILLINOIS                              26        2,638,545.21                5.61
KANSAS                                 2           55,460.96                0.12
KENTUCKY                               1          104,193.35                0.22
LOUISIANA                              1           37,462.94                0.08
MARYLAND                               2          394,698.06                0.84
MINNESOTA                              8          840,656.10                1.79
MISSOURI                               5          359,042.35                0.76
NEVADA                                 6          629,673.86                1.34
NEW JERSEY                             1          251,680.25                0.54
NEW YORK                               5          799,933.10                1.70
NORTH CAROLINA                        11        1,222,960.83                2.60
OHIO                                   5          273,258.47                0.58
OREGON                                38        4,829,100.93               10.27
PENNSYLVANIA                           2          123,494.72                0.26
SOUTH CAROLINA                         1           32,483.73                0.07
TENNESSEE                              7          433,600.09                0.92
TEXAS                                  7          893,219.13                1.90
UTAH                                   7          942,669.18                2.01
VIRGINIA                               1          229,282.78                0.49
WASHINGTON                            26        3,407,076.27                7.25
WEST VIRGINIA                          1           55,978.87                0.12
WISCONSIN                              3          423,926.78                0.90
WYOMING                                2          498,151.35                1.06
                                       -          ----------                ----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 29





   Number of Months Elapsed from the Date of Origination of all Group II Initial
                                 Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
Range of Months                 Mortgage Loans       Balance            Balance
---------------                 --------------       -------            -------
    0                                  3          559,888.28                1.19 %
    1                                135       19,711,886.19               41.93
    2                                123       17,080,819.06               36.33
    3                                 66        8,678,484.76               18.46
  4 -  11                              5          858,426.03                1.83
 24 -  35                              1          121,657.42                0.26
                                       -          ----------                ----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

 Occupancy Status of the Mortgaged Properties of all the Group II Initial Mortgage
                                      Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
    Occupancy Status            Mortgage Loans       Balance            Balance
Investment                            16        1,259,871.74                2.68 %
Owner Occupied                       317       45,751,290.00               97.32

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

     Types of Mortgaged Properties of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Property Type             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
Condo                                  2          338,016.32                0.72 %
Manufactured Homes                    11          834,787.45                1.78
Multi-Family Home                      3          495,650.24                1.05
PUD                                    1           98,569.34                0.21
Single Family Home                   316       45,244,138.39               96.24
                                     ---       -------------               -----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

            Use of Proceeds of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
     Use of Proceeds            Mortgage Loans       Balance            Balance
Purchase                             168       24,779,776.47               52.71 %
Refi Cash Out                        117       15,485,359.05               32.94
Refi Rate/Term                        48        6,746,026.22               14.35

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

        Program Classifications of all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Documentation             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
FULL                                 214       31,378,962.99               66.75 %
LIMITED                                7        1,073,822.73                2.28
Non-Qualifier                         45        4,129,119.96                8.78
STATED                                67       10,429,256.06               22.18
                                      --       -------------               -----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

   Prepayment Penalties with Respect to all the Group II Initial Mortgage Loans

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Prepayment Penalty           Mortgage Loans       Balance            Balance
   ------------------           --------------       -------            -------
1 YEAR                               103       19,362,470.46               41.19 %
2 YEAR                                96       14,250,496.03               30.31
3 YEAR                                85        7,725,163.09               16.43
5 YEAR                                 1          212,339.27                0.45
NONE                                  48        5,460,692.89               11.62
                                      --        ------------               -----

Totals                               333       $47,011,161.74             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 31















--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

                              Marketing Memorandum
                                12/04/98 8:00 AM


                   RBMG Funding Co. Mortgage Loan Trust 1998-2


            $107,500,000 Class A-1, Asset Backed Notes, Series 1998-2
             $62,500,000 Class A-2, Asset Backed Notes, Series 1998-2



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                        [FIRST UNION LOGO APPEARS HERE]


                           FIRST UNION CAPITAL MARKETS
                   a division of Wheat First Securities, Inc.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 2

























--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 3

                  Group I Initial Adjustable Rate Loans

                                                     All Adjustable Rate
                                                            Loans
                                                    -----------------------

Number of Adjustable  Rate
Loans                                                           650

Percentage of All Mortgage Loans                             81.76%
(by number of loans)

Aggregate Principal Balance                          $70,212,775.24

Percentage of All Mortgage Loans                             86.96%
(by aggregate principal
balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

          Average                                       $108,019.65
                                                       $24,966.82 -
          Range                                         $225,369.56

Coupon Rates

          Weighted Average                                   9.639%
          Range                                    7.750% - 12.875%

Remaining Term to Maturity
(in months)

          Weighted Average                                   358.19
          Range                                           345 - 360

Loan-to-Value Ratio at Origination

          Weighted Average                                   78.29%
          Range                                    18.57% - 100.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 4



                     Group I Initial Fixed Rate Loans

                                                     All Fixed Rate Loans
                                                    -----------------------

Number of Fixed Rate Loans                                     145

Percentage of All Mortgage Loans                            18.24%
(by number of loans)

Aggregate Principal Balance                         $10,530,933.71

Percentage of All Mortgage Loans                            13.04%
(by aggregate principal
balance)

Principal Balance of Mortgage Loans as of the Cut-Off Date

          Average                                       $72,627.13
                                                      $21,688.50 -
          Range                                        $220,000.00

Coupon Rates

          Weighted Average                                 10.401%
          Range                                   8.375% - 12.875%

Remaining Term to Maturity
(in months)

          Weighted Average                                  313.90
          Range                                          177 - 360

Loan-to-Value Ratio at Origination

          Weighted Average                                  72.13%
          Range                                    18.64% - 90.00%

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 5


             Mortgage Rates of the Group I Initial Fixed Rate Loans

                                                                     Percentage of
                                                                     Group I Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
Range of Mortgage Rates          Fixed Rate    Aggregate Principal     Principal
           (%)                      Loans            Balance            Balance

 8.001 -  8.500                        5          398,141.51                3.78 %
 8.501 -  9.000                       11        1,293,655.15               12.28
 9.001 -  9.500                        9          913,553.61                8.67
 9.501 - 10.000                       20        1,651,663.72               15.68
10.001 - 10.500                       24        1,859,312.40               17.66
10.501 - 11.000                       20        1,311,308.15               12.45
11.001 - 11.500                       20        1,286,499.31               12.22
11.501 - 12.000                       20        1,094,717.77               10.40
12.001 - 12.500                        7          360,608.02                3.42
12.501 - 13.000                        9          361,474.07                3.43
                                       -          ----------                ----

Totals                               145       $10,530,933.71             100.00 %
                                     ===       ==============             ======

           Principal Balances of the Group I Initial Fixed Rate Loans

                                                                     Percentage of
                                                                     Group I Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
   Range of Principal            Fixed Rate    Aggregate Principal    Principal
      Balances ($)                  Loans            Balance            Balance

 15,000.01  - 25,000.00                5          118,472.65                1.12 %
 25,000.01 -  50,000.00               39        1,561,964.93               14.83
 50,000.01 -  75,000.00               49        2,848,911.86               27.05
 75,000.01 - 100,000.00               23        2,001,967.34               19.01
100,000.01 - 125,000.00               15        1,646,696.13               15.64
125,000.01 - 150,000.00                6          855,955.12                8.13
150,000.01 - 175,000.00                2          319,157.88                3.03
175,000.01 - 200,000.00                4          750,013.23                7.12
200,000.01 - 225,000.00                2          427,794.57                4.06
                                       -          ----------                ----

Totals                               145       $10,530,933.71             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 6



      Remaining Terms to Maturity of the Group I Initial Fixed Rate Loans

                                                                     Percentage of
                                                                     Group I Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
                                 Fixed Rate    Aggregate Principal     Principal
 Remaining Term (months)            Loans            Balance            Balance

176 - 180                             40        2,599,488.09               24.68 %
351 - 355                              3          202,815.69                1.93
357                                   19        1,323,684.50               12.57
358                                   42        3,015,969.36               28.64
359                                   38        2,905,776.07               27.59
360                                    3          483,200.00                4.59
                                       -          ----------                ----

Totals                               145       $10,530,933.71             100.00 %
                                     ===       ==============             ======

          Mortgage Rates of the Group I Initial Adjustable Rate Loans
                                                                     Percentage of
                                                                         Group I
                                                                      Adjustable
                                                                     Rate Loans by
                                  Number of                           Aggregate
Range of Mortgage Rates           Adjustable   Aggregate Principal    Principal
           (%)                    Rate Loans         Balance            Balance
 7.501 -  8.000                       14        1,880,092.90                2.68 %
 8.001 -  8.500                       55        6,302,851.72                8.98
 8.501 -  9.000                      118       14,802,708.87               21.08
 9.001 -  9.500                      107       11,944,074.19               17.01
 9.501 - 10.000                      142       15,157,107.20               21.59
10.001 - 10.500                       94        9,015,404.70               12.84
10.501 - 11.000                       60        6,045,129.03                8.61
11.001 - 11.500                       39        3,378,258.11                4.81
11.501 - 12.000                       14        1,203,965.30                1.71
12.001 - 12.500                        2          261,866.00                0.37
12.501 - 13.000                        5          221,317.22                0.32
                                       -          ----------                ----

Totals                               650       $70,212,775.24             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 8



         Principal Balances of the Group I Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
   Range of Principal             Adjustable   Aggregate Principal     Principal
      Balances ($)                Rate Loans         Balance            Balance
 15,000.01  - 25,000.00                3           74,930.76                 0.11 %
 25,000.01 -  50,000.00               64        2,694,732.73                 3.84
 50,000.01 -  75,000.00              110        6,975,814.08                 9.94
 75,000.01 - 100,000.00              149       12,942,741.78                18.43
100,000.01 - 125,000.00              112       12,502,149.85                17.81
125,000.01 - 150,000.00               85       11,555,091.14                16.46
150,000.01 - 175,000.00               53        8,649,210.14                12.32
175,000.01 - 200,000.00               40        7,538,352.53                10.74
200,000.01 - 225,000.00               33        7,054,382.67                10.05
225,000.01 - 250,000.00                1          225,369.56                 0.32
                                       -          ----------                 ----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======


    Remaining Terms to Maturity of the Group I Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
 Remaining Term (months)          Rate Loans         Balance            Balance
 -----------------------        - ----------         -------            -------
341 - 345                              1           92,998.24                 0.13 %
351 - 355                              6          503,793.85                 0.72
356                                    5          509,203.93                 0.73
357                                  116       13,213,692.70                18.82
358                                  242       26,352,922.82                37.53
359                                  272       28,700,063.70                40.88
360                                    8          840,100.00                 1.20
                                       -          ----------                 ----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 8


           Gross Margins of the Group I Initial Adjustable Rate Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Gross Margins           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
 4.501 -  5.000                        3          304,842.57                 0.43 %
 5.001 -  5.500                       45        4,835,753.04                 6.89
 5.501 -  6.000                      105       12,402,863.56                17.66
 6.001 -  6.500                      176       19,797,378.86                28.20
 6.501 -  7.000                      213       21,996,904.78                31.33
 7.001 -  7.500                       79        7,783,674.43                11.09
 7.501 -  8.000                       23        2,674,067.61                 3.81
 8.001 -  8.500                        5          383,539.41                 0.55
 9.001 -  9.500                        1           33,750.98                 0.05
                                       -           ---------                 ----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======

           Maximum Rates of the Group I Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Maximum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
14.501 - 15.000                       14        1,880,092.90                 2.68 %
15.001 - 15.500                       55        6,302,851.72                 8.98
15.501 - 16.000                      118       14,802,708.87                21.08
16.001 - 16.500                      107       11,944,074.19                17.01
16.501 - 17.000                      142       15,157,107.20                21.59
17.001 - 17.500                       94        9,015,404.70                12.84
17.501 - 18.000                       60        6,045,129.03                 8.61
18.001 - 18.500                       39        3,378,258.11                 4.81
18.501 - 19.000                       14        1,203,965.30                 1.71
19.001 - 19.500                        2          261,866.00                 0.37
19.501 - 20.000                        5          221,317.22                 0.32
                                       -          ----------                 ----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                               Page 9



           Minimum Rates of the Group I Initial Adjustable Rate Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Minimum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans   Balance                  Balance
 7.501 -  8.000                       14        1,880,092.90                 2.68 %
 8.001 -  8.500                       55        6,302,851.72                 8.98
 8.501 -  9.000                      118       14,802,708.87                21.08
 9.001 -  9.500                      107       11,944,074.19                17.01
 9.501 - 10.000                      142       15,157,107.20                21.59
10.001 - 10.500                       94        9,015,404.70                12.84
10.501 - 11.000                       60        6,045,129.03                 8.61
11.001 - 11.500                       39        3,378,258.11                 4.81
11.501 - 12.000                       14        1,203,965.30                 1.71
12.001 - 12.500                        2          261,866.00                 0.37
12.501 - 13.000                        5          221,317.22                 0.32
                                       -          ----------                 ----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======

   Next Interest Adjustment Date of the Group I Initial Adjustable Rate Loans


                                                                     Percentage of
                                                                         Group I
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
  Next Adjustment Date            Rate Loans         Balance            Balance

03/01/99                               1          112,337.68                 0.16 %
04/01/99                               6          587,453.32                 0.84
05/01/99                               6          436,917.87                 0.62
06/01/99                              11        1,297,885.01                 1.85
06/01/00                               2          137,414.92                 0.20
07/01/00                               4          366,378.93                 0.52
08/01/00                               5          509,203.93                 0.73
09/01/00                              96       11,215,905.34                15.97
10/01/00                              29        3,168,871.26                 4.51
11/01/00                             235       25,686,892.49                36.58
12/01/00                             255       26,693,514.49                38.02
                                     ---       -------------                -----

Totals                               650       $70,212,775.24              100.00 %
                                     ===       ==============              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 10

            Mortgage Rates of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                     Mortgage Loans
                                                                      by Aggregate
Range of Mortgage Rates           Number of    Aggregate Principal     Principal
           (%)                  Mortgage Loans       Balance            Balance
 7.501 -  8.000                       14        1,880,092.90                 2.33 %
 8.001 -  8.500                       60        6,700,993.23                 8.30
 8.501 -  9.000                      129       16,096,364.02                19.94
 9.001 -  9.500                      116       12,857,627.80                15.92
 9.501 - 10.000                      162       16,808,770.92                20.82
10.001 - 10.500                      118       10,874,717.10                13.47
10.501 - 11.000                       80        7,356,437.18                 9.11
11.001 - 11.500                       59        4,664,757.42                 5.78
11.501 - 12.000                       34        2,298,683.07                 2.85
12.001 - 12.500                        9          622,474.02                 0.77
12.501 - 13.000                       14          582,791.29                 0.72
                                      --          ----------                 ----

Totals                               795       $80,743,708.95              100.00 %
                                     ===       ==============              ======

          Principal Balances of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                     by Aggregate
   Range of Principal             Number of    Aggregate Principal    Principal
      Balances ($)              Mortgage Loans       Balance            Balance
 15,000.01  - 25,000.00                8          193,403.41                0.24 %
 25,000.01 -  50,000.00              103        4,256,697.66                5.27
 50,000.01 -  75,000.00              159        9,824,725.94               12.17
 75,000.01 - 100,000.00              172       14,944,709.12               18.51
100,000.01 - 125,000.00              127       14,148,845.98               17.52
125,000.01 - 150,000.00               91       12,411,046.26               15.37
150,000.01 - 175,000.00               55        8,968,368.02               11.11
175,000.01 - 200,000.00               44        8,288,365.76               10.27
200,000.01 - 225,000.00               35        7,482,177.24                9.27
225,000.01 - 250,000.00                1          225,369.56                0.28
                                       -          ----------                ----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 11


          Risk Classifications of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Risk Classification          Mortgage Loans       Balance            Balance
   -------------------          --------------       -------            -------
A                                    372       42,144,855.97               52.20 %
A-                                   161       16,953,220.67               21.00
B                                    187       15,942,178.90               19.74
C                                     66        4,950,027.11                6.13
D                                      9          753,426.30                0.93
                                       -          ----------                ----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======


           Loan to Value Ratios of all the Group I Initial Mortgage Loans

                                                       Percentage of
Range of Loan-to-Value   Number of     Aggregate      Group I Mortgage
Ratios at Origination    Mortgage      Principal     Loans by Aggregate   Weighted
          (%)              Loans        Balance      Principal Balance   Average LTV
          ---              -----        -------      -----------------   -----------
 15.01 -  20.00                2         86,868.08            0.11 %       18.59 %
 20.01 -  25.00                2        149,847.82            0.19         22.14
 30.01 -  35.00                7        581,090.09            0.72         33.00
 35.01 -  40.00                4        295,358.56            0.37         36.48
 40.01 -  45.00                9        475,673.57            0.59         42.29
 45.01 -  50.00               11        832,547.34            1.03         48.54
 50.01 -  55.00               11        711,571.84            0.88         52.20
 55.01 -  60.00               17      1,435,255.48            1.78         57.56
 60.01 -  65.00               45      4,074,684.13            5.05         64.06
 65.01 -  70.00              108      9,024,076.90           11.18         69.60
 70.01 -  75.00              143     14,187,745.29           17.57         74.78
 75.01 -  80.00              212     23,504,609.78           29.11         79.87
 80.01 -  85.00              131     13,871,530.39           17.18         84.90
 85.01 -  90.00               92     11,401,425.32           14.12         89.92
 95.01 - 100.00                1        111,424.36            0.14        100.00
                               -        ----------            ----

Totals                       795    $80,743,708.95          100.00 %
                             ===    ==============          ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 12



     Remaining Terms to Maturity of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
 Remaining Term (months)        Mortgage Loans       Balance            Balance
 -----------------------        --------------       -------            -------
176 - 180                             40        2,599,488.09                3.22 %
341 - 345                              1           92,998.24                0.12
351 - 355                              9          706,609.54                0.88
356                                    5          509,203.93                0.63
357                                  135       14,537,377.20               18.00
358                                  284       29,368,892.18               36.37
359                                  310       31,605,839.77               39.14
360                                   11        1,323,300.00                1.64
                                      --        ------------                ----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======







--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 13




   Geographic Distribution of the Mortgage Properties of all the Group I Initial
                                 Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
        Location                Mortgage Loans       Balance            Balance
        --------                --------------       -------            -------
ALABAMA                               84        5,551,950.30                6.88 %
ARIZONA                               82        7,509,170.38                9.30
CALIFORNIA                           133       19,824,311.43               24.55
COLORADO                              75        7,943,888.54                9.84
DISTRICT OF COLUMBIA                   1           67,922.51                0.08
FLORIDA                               34        2,266,556.38                2.81
GEORGIA                                1           60,687.86                0.08
IDAHO                                 20        1,363,350.62                1.69
ILLINOIS                              47        4,183,144.94                5.18
INDIANA                                1          115,435.25                0.14
IOWA                                   1           78,168.92                0.10
KANSAS                                 2          207,820.60                0.26
LOUISIANA                              2          144,239.03                0.18
MARYLAND                               4          413,826.58                0.51
MINNESOTA                             21        2,045,778.54                2.53
MISSOURI                               9          710,486.39                0.88
MONTANA                                2          163,892.31                0.20
NEVADA                                 6          687,978.33                0.85
NEW JERSEY                             1          128,792.86                0.16
NEW YORK                               2          144,114.35                0.18
NORTH CAROLINA                        18        1,457,525.90                1.81
OHIO                                  11          883,185.23                1.09
OKLAHOMA                               2           73,462.91                0.09
OREGON                               101       11,583,089.70               14.35
PENNSYLVANIA                           8          372,841.65                0.46
TENNESSEE                             13          939,614.55                1.16
TEXAS                                 15        1,161,505.81                1.44
UTAH                                  19        1,948,195.53                2.41
VIRGINIA                               3          225,272.08                0.28
WASHINGTON                            72        8,149,763.00               10.09
WISCONSIN                              1           40,284.40                0.05
WYOMING                                4          297,452.07                0.37
                                       -          ----------                ----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 14





   Number of Months Elapsed from the Date of Origination of all Group I Initial
                                 Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
     Range of Months            Mortgage Loans       Balance            Balance
     ---------------            --------------       -------            -------
    0                                 29        3,037,851.72                3.76 %
    1                                351       34,785,464.70               43.08
    2                                275       28,096,035.85               34.80
    3                                125       13,515,544.97               16.74
  4 -  11                             14        1,215,813.47                1.51
 12 -  23                              1           92,998.24                0.12
                                       -           ---------                ----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

 Occupancy Status of the Mortgaged Properties of all the Group I Initial Mortgage
                                      Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
    Occupancy Status            Mortgage Loans       Balance            Balance
Investment                            34        2,834,278.74                3.51 %
Owner Occupied                       760       77,813,479.98               96.37
Second Home                            1           95,950.23                0.12

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

      Types of Mortgaged Properties of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Property Type             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
Condo                                 14        1,130,498.01                1.40 %
Manufactured Homes                    14          902,640.93                1.12
Multi-Family Home                     16        1,734,847.56                2.15
Single Family Home                   751       76,975,722.45               95.33
                                     ---       -------------               -----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 15



             Use of Proceeds of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
     Use of Proceeds            Mortgage Loans       Balance            Balance
Purchase                             412       45,945,517.79               56.90 %
Refi Cash Out                        245       20,811,333.04               25.77
Refi Rate/Term                       138       13,986,858.12               17.32

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

         Program Classifications of all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Documentation             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
FULL                                 506       53,652,402.42               66.45 %
LIMITED                               16        1,640,376.67                2.03
Non-Qualifier                        125       10,490,724.46               12.99
No Ratio                               6          500,236.07                0.62
Stated                               142       14,459,969.33               17.91
                                     ---       -------------               -----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

    Prepayment Penalties with Respect to all the Group I Initial Mortgage Loans

                                                                     Percentage of
                                                                         Group I
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Prepayment Penalty           Mortgage Loans       Balance            Balance
   ------------------           --------------       -------            -------
1 YEAR                               199       22,881,778.71               28.34 %
2 YEAR                               291       33,188,471.92               41.10
3 YEAR                               193       15,920,007.82               19.72
5 YEAR                                 5          653,896.27                0.81
NONE                                 107        8,099,554.23               10.03
                                     ---        ------------               -----

Totals                               795       $80,743,708.95             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

Updated Marketing Memorandum- 12/4/98 8:00 AM
RBMG Funding Co. Mortgage Loan Trust 1998-2                              Page 16



























--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

       0        62,500,000.00                0     100.000%                55,850,522.27                0    89.361%           0
       1        60,644,872.18     1,855,127.82     100.000%     97.032%    54,080,155.69     1,770,366.58    89.175%           1
       2        58,865,602.97     1,779,269.22     100.000%     94.185%    52,384,236.07     1,695,919.62    88.990%           2
       3        57,159,043.77     1,706,559.19     100.000%     91.454%    50,759,638.17     1,624,597.90    88.804%           3
       4        54,911,095.27     2,247,948.50     100.000%     87.858%    48,620,190.87     2,139,447.30    88.543%           4
       5        52,754,932.88     2,156,162.39     100.000%     84.408%    46,570,722.29     2,049,468.58    88.277%           5
       6        50,686,966.11     2,067,966.77     100.000%     81.099%    44,607,671.80     1,963,050.49    88.006%           6
       7        48,703,388.44     1,983,577.67     100.000%     77.925%    42,727,262.25     1,880,409.55    87.730%           7
       8        46,800,621.98     1,902,766.45     100.000%     74.881%    40,925,944.66     1,801,317.60    87.447%           8
       9        44,975,317.54     1,825,304.45     100.000%     71.961%    39,200,398.21     1,725,546.45    87.160%           9
      10        43,224,265.59     1,751,051.95     100.000%     69.159%    37,547,441.35     1,652,956.86    86.867%          10
      11        41,544,390.49     1,679,875.10     100.000%     66.471%    35,964,025.91     1,583,415.44    86.568%          11
      12        39,932,783.12     1,611,607.36     100.000%     63.892%    34,447,269.81     1,516,756.10    86.263%          12
      13        38,386,591.16     1,546,191.96     100.000%     61.419%    32,994,347.31     1,452,922.50    85.953%          13
      14        36,903,093.57     1,483,497.59     100.000%     59.045%    31,602,563.52     1,391,783.79    85.637%          14
      15        35,479,696.71     1,423,396.86     100.000%     56.768%    30,269,350.52     1,333,213.00    85.315%          15
      16        34,113,915.07     1,365,781.64     100.000%     54.582%    28,992,248.10     1,277,102.43    84.987%          16
      17        32,803,366.73     1,310,548.34     100.000%     52.485%    27,768,899.21     1,223,348.89    84.653%          17
      18        31,545,769.05     1,257,597.68     100.000%     50.473%    26,597,045.68     1,171,853.53    84.313%          18
      19        30,338,934.50     1,206,834.55     100.000%     48.542%    25,474,524.06     1,122,521.62    83.966%          19
      20        29,180,766.71     1,158,167.79     100.000%     46.689%    24,399,261.64     1,075,262.42    83.614%          20
      21        28,069,256.66     1,111,510.06     100.000%     44.911%    23,369,272.68     1,029,988.97    83.256%          21
      22        27,002,478.99     1,066,777.67     100.000%     43.204%    22,382,654.72       986,617.96    82.891%          22
      23        25,978,588.55     1,023,890.43     100.000%     41.566%    21,437,585.13       945,069.58    82.520%          23
      24        24,998,534.74       980,053.81     100.000%     39.998%    20,535,035.46       902,549.68    82.145%          24
      25        24,058,645.31       939,889.43     100.000%     38.494%    19,671,355.24       863,680.22    81.764%          25
      26        23,156,278.89       902,366.42     100.000%     37.050%    18,843,924.53       827,430.71    81.377%          26

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

       0             6,649,477.73                   10.639%
       1             6,564,716.49      84,761.24    10.825%
       2             6,481,366.90      83,349.59    11.010%
       3             6,399,405.60      81,961.30    11.196%
       4             6,290,904.40     108,501.20    11.457%
       5             6,184,210.59     106,693.81    11.723%
       6             6,079,294.31     104,916.28    11.994%
       7             5,976,126.19     103,168.12    12.270%
       8             5,874,677.32     101,448.87    12.553%
       9             5,774,919.33      99,757.99    12.840%
      10             5,676,824.24      98,095.09    13.133%
      11             5,580,364.58      96,459.66    13.432%
      12             5,485,513.31      94,851.27    13.737%
      13             5,392,243.85      93,269.46    14.047%
      14             5,300,530.05      91,713.80    14.363%
      15             5,210,346.19      90,183.86    14.685%
      16             5,121,666.97      88,679.22    15.013%
      17             5,034,467.52      87,199.45    15.347%
      18             4,948,723.37      85,744.15    15.687%
      19             4,864,410.44      84,312.93    16.034%
      20             4,781,505.07      82,905.37    16.386%
      21             4,699,983.98      81,521.09    16.744%
      22             4,619,824.27      80,159.71    17.109%
      23             4,541,003.42      78,820.85    17.480%
      24             4,463,499.28      77,504.14    17.855%
      25             4,387,290.07      76,209.21    18.236%
      26             4,312,354.36      74,935.71    18.623%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

      27        22,289,895.41       866,383.48     100.000%     35.664%    18,051,224.33       792,700.20    80.984%          27
      28        21,458,018.73       831,876.68     100.000%     34.333%    17,291,799.22       759,425.10    80.584%          28
      29        20,659,233.96       798,784.77     100.000%     33.055%    16,564,254.71       727,544.51    80.178%          29
      30        19,892,184.92       767,049.04     100.000%     31.827%    15,867,254.66       697,000.05    79.766%          30
      31        19,155,571.70       736,613.23     100.000%     30.649%    15,199,518.87       667,735.79    79.348%          31
      32        18,448,148.26       707,423.43     100.000%     29.517%    14,559,820.71       639,698.16    78.923%          32
      33        17,768,720.28       679,427.98     100.000%     28.430%    13,946,984.92       612,835.79    78.492%          33
      34        17,116,142.92       652,577.36     100.000%     27.386%    13,359,885.42       587,099.50    78.054%          34
      35        16,489,318.79       626,824.12     100.000%     26.383%    12,797,443.29       562,442.13    77.611%          35
      36        15,887,196.00       602,122.79     100.000%     25.420%    12,258,624.77       538,818.52    77.160%          36
      37        15,308,766.23       578,429.78     100.000%     24.494%    11,742,439.37       516,185.39    76.704%          37
      38        14,753,062.91       555,703.32     100.000%     23.605%    11,247,938.11       494,501.26    76.241%          38
      39        14,219,159.51       533,903.40     100.000%     22.751%    10,774,211.71       473,726.40    75.772%          39
      40        13,706,167.86       512,991.65     100.000%     21.930%    10,320,388.97       453,822.74    75.297%          40
      41        13,213,236.55       492,931.31     100.000%     21.141%     9,885,635.19       434,753.78    74.816%          41
      42        12,739,549.40       473,687.15     100.000%     20.383%     9,469,150.61       416,484.58    74.329%          42
      43        12,284,324.00       455,225.40     100.000%     19.655%     9,070,168.97       398,981.64    73.835%          43
      44        11,846,810.28       437,513.71     100.000%     18.955%     8,687,956.10       382,212.87    73.336%          44
      45        11,426,289.21       420,521.07     100.000%     18.282%     8,321,808.59       366,147.51    72.830%          45
      46        11,022,071.46       404,217.75     100.000%     17.635%     7,971,052.48       350,756.11    72.319%          46
      47        10,633,496.20       388,575.27     100.000%     17.014%     7,635,042.05       336,010.43    71.802%          47
      48        10,259,929.87       373,566.32     100.000%     16.416%     7,313,158.62       321,883.43    71.279%          48
      49         9,900,765.11       359,164.76     100.000%     15.841%     7,004,809.43       308,349.19    70.750%          49
      50         9,555,419.62       345,345.50     100.000%     15.289%     6,709,426.56       295,382.87    70.216%          50
      51         9,223,335.11       332,084.51     100.000%     14.757%     6,426,465.89       282,960.67    69.676%          51
      52         8,903,976.35       319,358.76     100.000%     14.246%     6,155,406.08       271,059.81    69.131%          52
      53         8,596,830.18       307,146.18     100.000%     13.755%     5,895,747.64       259,658.44    68.580%          53
      54         8,301,404.57       295,425.60     100.000%     13.282%     5,647,012.03       248,735.62    68.025%          54
      55         8,017,227.81       284,176.77     100.000%     12.828%     5,408,740.73       238,271.30    67.464%          55
      56         7,743,847.58       273,380.23     100.000%     12.390%     5,180,494.46       228,246.27    66.898%          56
      57         7,480,830.21       263,017.37     100.000%     11.969%     4,961,852.35       218,642.11    66.328%          57
      58         7,227,759.87       253,070.34     100.000%     11.564%     4,752,411.16       209,441.19    65.752%          58
      59         6,984,237.85       243,522.02     100.000%     11.175%     4,551,784.54       200,626.61    65.172%          59

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

      27             4,238,671.08      73,683.28    19.016%
      28             4,166,219.51      72,451.57    19.416%
      29             4,094,979.25      71,240.26    19.822%
      30             4,024,930.26      70,048.99    20.234%
      31             3,956,052.83      68,877.43    20.652%
      32             3,888,327.55      67,725.28    21.077%
      33             3,821,735.36      66,592.19    21.508%
      34             3,756,257.50      65,477.86    21.946%
      35             3,691,875.50      64,382.00    22.389%
      36             3,628,571.23      63,304.27    22.840%
      37             3,566,326.86      62,244.37    23.296%
      38             3,505,124.80      61,202.06    23.759%
      39             3,444,947.80      60,177.00    24.228%
      40             3,385,778.89      59,168.91    24.703%
      41             3,327,601.36      58,177.53    25.184%
      42             3,270,398.79      57,202.57    25.671%
      43             3,214,155.03      56,243.76    26.165%
      44             3,158,854.18      55,300.85    26.664%
      45             3,104,480.62      54,373.56    27.170%
      46             3,051,018.98      53,461.64    27.681%
      47             2,998,454.15      52,564.83    28.198%
      48             2,946,771.25      51,682.90    28.721%
      49             2,895,955.68      50,815.57    29.250%
      50             2,845,993.06      49,962.62    29.784%
      51             2,796,869.22      49,123.84    30.324%
      52             2,748,570.27      48,298.95    30.869%
      53             2,701,082.54      47,487.73    31.420%
      54             2,654,392.54      46,690.00    31.975%
      55             2,608,487.08      45,905.46    32.536%
      56             2,563,353.12      45,133.96    33.102%
      57             2,518,977.86      44,375.26    33.672%
      58             2,475,348.71      43,629.15    34.248%
      59             2,432,453.31      42,895.40    34.828%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

      60         6,749,881.84       234,356.02     100.000%     10.800%     4,359,602.38       192,182.17    64.588%          60
      61         6,524,325.22       225,556.62     100.000%     10.439%     4,175,510.03       184,092.35    63.999%          61
      62         6,307,216.46       217,108.75     100.000%     10.092%     3,999,167.74       176,342.29    63.406%          62
      63         6,098,218.48       208,997.99     100.000%      9.757%     3,830,250.00       168,917.74    62.809%          63
      64         5,897,007.99       201,210.48     100.000%      9.435%     3,668,444.94       161,805.06    62.209%          64
      65         5,703,275.02       193,732.97     100.000%      9.125%     3,513,453.77       154,991.17    61.604%          65
      66         5,516,722.29       186,552.74     100.000%      8.827%     3,364,990.24       148,463.54    60.996%          66
      67         5,337,064.68       179,657.60     100.000%      8.539%     3,222,780.08       142,210.16    60.385%          67
      68         5,164,028.80       173,035.88     100.000%      8.262%     3,086,560.54       136,219.54    59.770%          68
      69         4,997,352.42       166,676.38     100.000%      7.996%     2,956,079.88       130,480.65    59.153%          69
      70         4,836,784.05       160,568.36     100.000%      7.739%     2,831,096.94       124,982.94    58.533%          70
      71         4,682,082.50       154,701.55     100.000%      7.491%     2,711,380.64       119,716.30    57.910%          71
      72         4,533,016.42       149,066.08     100.000%      7.253%     2,596,709.63       114,671.02    57.284%          72
      73         4,389,363.93       143,652.50     100.000%      7.023%     2,486,871.81       109,837.82    56.657%          73
      74         4,250,912.18       138,451.74     100.000%      6.801%     2,381,664.01       105,207.80    56.027%          74
      75         4,117,457.05       133,455.14     100.000%      6.588%     2,280,891.57       100,772.44    55.396%          75
      76         3,988,802.69       128,654.36     100.000%      6.382%     2,184,367.99        96,523.58    54.762%          76
      77         3,864,761.27       124,041.42     100.000%      6.184%     2,091,914.61        92,453.38    54.128%          77
      78         3,745,152.60       119,608.67     100.000%      5.992%     2,003,360.26        88,554.35    53.492%          78
      79         3,629,803.81       115,348.79     100.000%      5.808%     1,918,540.96        84,819.30    52.855%          79
      80         3,518,549.07       111,254.74     100.000%      5.630%     1,837,299.60        81,241.36    52.218%          80
      81         3,411,229.29       107,319.78     100.000%      5.458%     1,759,485.68        77,813.92    51.579%          81
      82         3,307,691.83       103,537.46     100.000%      5.292%     1,684,955.00        74,530.68    50.941%          82
      83         3,207,790.26        99,901.58     100.000%      5.132%     1,613,569.43        71,385.57    50.302%          83
      84         3,111,384.05        96,406.20     100.000%      4.978%     1,545,196.63        68,372.80    49.663%          84
      85         3,018,338.41        93,045.64     100.000%      4.829%     1,479,709.81        65,486.82    49.024%          85
      86         2,928,523.97        89,814.44     100.000%      4.686%     1,416,987.52        62,722.29    48.386%          86
      87         2,841,816.61        86,707.37     100.000%      4.547%     1,356,913.41        60,074.12    47.748%          87
      88         2,758,097.20        83,719.41     100.000%      4.413%     1,299,375.98        57,537.42    47.111%          88
      89         2,677,251.45        80,845.75     100.000%      4.284%     1,244,268.47        55,107.51    46.476%          89
      90         2,599,169.66        78,081.79     100.000%      4.159%     1,191,488.56        52,779.91    45.841%          90
      91         2,523,746.55        75,423.11     100.000%      4.038%     1,140,938.24        50,550.32    45.208%          91
      92         2,450,881.08        72,865.46     100.000%      3.921%     1,092,523.63        48,414.61    44.577%          92

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

      60             2,390,279.46      42,173.85    35.412%
      61             2,348,815.19      41,464.27    36.001%
      62             2,308,048.72      40,766.47    36.594%
      63             2,267,968.48      40,080.24    37.191%
      64             2,228,563.05      39,405.43    37.791%
      65             2,189,821.25      38,741.80    38.396%
      66             2,151,732.05      38,089.20    39.004%
      67             2,114,284.60      37,447.45    39.615%
      68             2,077,468.26      36,816.34    40.230%
      69             2,041,272.54      36,195.72    40.847%
      70             2,005,687.11      35,585.43    41.467%
      71             1,970,701.86      34,985.25    42.090%
      72             1,936,306.79      34,395.07    42.716%
      73             1,902,492.12      33,814.67    43.343%
      74             1,869,248.17      33,243.95    43.973%
      75             1,836,565.48      32,682.69    44.604%
      76             1,804,434.70      32,130.78    45.238%
      77             1,772,846.66      31,588.04    45.872%
      78             1,741,792.34      31,054.32    46.508%
      79             1,711,262.85      30,529.49    47.145%
      80             1,681,249.47      30,013.38    47.782%
      81             1,651,743.61      29,505.86    48.421%
      82             1,622,736.83      29,006.78    49.059%
      83             1,594,220.83      28,516.00    49.698%
      84             1,566,187.42      28,033.41    50.337%
      85             1,538,628.60      27,558.82    50.976%
      86             1,511,536.45      27,092.15    51.614%
      87             1,484,903.20      26,633.25    52.252%
      88             1,458,721.22      26,181.98    52.889%
      89             1,432,982.98      25,738.24    53.524%
      90             1,407,681.10      25,301.88    54.159%
      91             1,382,808.31      24,872.79    54.792%
      92             1,358,357.45      24,450.86    55.423%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

      93         2,380,476.29        70,404.80     100.000%      3.809%     1,046,154.77        46,368.86    43.947%          93
      94         2,312,439.08        68,037.21     100.000%      3.700%     1,001,745.51        44,409.27    43.320%          94
      95         2,246,680.10        65,758.97     100.000%      3.595%       959,213.28        42,532.22    42.695%          95
      96         2,183,113.60        63,566.50     100.000%      3.493%       918,479.02        40,734.26    42.072%          96
      97         2,121,657.24        61,456.36     100.000%      3.395%       879,466.97        39,012.05    41.452%          97
      98         2,062,231.98        59,425.26     100.000%      3.300%       842,104.56        37,362.41    40.835%          98
      99         2,004,761.95        57,470.04     100.000%      3.208%       806,322.27        35,782.29    40.220%          99
     100         1,949,174.27        55,587.67     100.000%      3.119%       772,053.50        34,268.77    39.609%         100
     101         1,895,399.01        53,775.26     100.000%      3.033%       739,234.44        32,819.05    39.002%         101
     102         1,843,369.00        52,030.01     100.000%      2.949%       707,804.00        31,430.45    38.397%         102
     103         1,793,019.73        50,349.27     100.000%      2.869%       677,703.61        30,100.39    37.797%         103
     104         1,744,289.27        48,730.46     100.000%      2.791%       648,877.19        28,826.42    37.200%         104
     105         1,697,118.14        47,171.13     100.000%      2.715%       621,271.02        27,606.17    36.607%         105
     106         1,651,449.22        45,668.93     100.000%      2.642%       594,833.63        26,437.39    36.019%         106
     107         1,607,227.62        44,221.60     100.000%      2.572%       569,515.71        25,317.91    35.435%         107
     108         1,564,400.65        42,826.97     100.000%      2.503%       545,270.05        24,245.66    34.855%         108
     109         1,522,917.69        41,482.96     100.000%      2.437%       522,051.39        23,218.66    34.280%         109
     110         1,482,730.09        40,187.59     100.000%      2.372%       499,816.41        22,234.99    33.709%         110
     111         1,443,791.15        38,938.95     100.000%      2.310%       478,523.58        21,292.83    33.144%         111
     112         1,406,055.96        37,735.19     100.000%      2.250%       458,133.14        20,390.44    32.583%         112
     113         1,369,481.40        36,574.56     100.000%      2.191%       438,606.99        19,526.15    32.027%         113
     114         1,334,026.03        35,455.37     100.000%      2.134%       419,908.65        18,698.34    31.477%         114
     115         1,299,650.01        34,376.02     100.000%      2.079%       402,003.16        17,905.49    30.932%         115
     116         1,266,315.08        33,334.93     100.000%      2.026%       384,857.04        17,146.12    30.392%         116
     117         1,233,984.45        32,330.63     100.000%      1.974%       368,438.21        16,418.83    29.858%         117
     118         1,202,622.77        31,361.69     100.000%      1.924%       352,715.95        15,722.26    29.329%         118
     119         1,172,196.04        30,426.73     100.000%      1.876%       337,660.84        15,055.11    28.806%         119
     120         1,142,671.60        29,524.44     100.000%      1.828%       323,244.68        14,416.16    28.289%         120
     121         1,114,018.04        28,653.56     100.000%      1.782%       309,440.47        13,804.21    27.777%         121
     122         1,086,205.16        27,812.88     100.000%      1.738%       296,222.34        13,218.12    27.271%         122
     123         1,059,203.92        27,001.24     100.000%      1.695%       283,565.53        12,656.81    26.772%         123
     124         1,032,986.40        26,217.52     100.000%      1.653%       271,446.29        12,119.23    26.278%         124
     125         1,007,525.74        25,460.66     100.000%      1.612%       259,841.91        11,604.39    25.790%         125

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

      93             1,334,321.52      24,035.93    56.053%
      94             1,310,693.57      23,627.95    56.680%
      95             1,287,466.82      23,226.75    57.305%
      96             1,264,634.58      22,832.24    57.928%
      97             1,242,190.27      22,444.31    58.548%
      98             1,220,127.42      22,062.85    59.165%
      99             1,198,439.68      21,687.74    59.780%
     100             1,177,120.77      21,318.91    60.391%
     101             1,156,164.57      20,956.20    60.998%
     102             1,135,565.00      20,599.57    61.603%
     103             1,115,316.12      20,248.88    62.203%
     104             1,095,412.08      19,904.04    62.800%
     105             1,075,847.12      19,564.96    63.393%
     106             1,056,615.59      19,231.53    63.981%
     107             1,037,711.91      18,903.68    64.565%
     108             1,019,130.60      18,581.31    65.145%
     109             1,000,866.30      18,264.30    65.720%
     110               982,913.68      17,952.62    66.291%
     111               965,267.57      17,646.11    66.856%
     112               947,922.82      17,344.75    67.417%
     113               930,874.41      17,048.41    67.973%
     114               914,117.38      16,757.03    68.523%
     115               897,646.85      16,470.53    69.068%
     116               881,458.04      16,188.81    69.608%
     117               865,546.24      15,911.80    70.142%
     118               849,906.82      15,639.42    70.671%
     119               834,535.20      15,371.62    71.194%
     120               819,426.92      15,108.28    71.711%
     121               804,577.57      14,849.35    72.223%
     122               789,982.82      14,594.75    72.729%
     123               775,638.39      14,344.43    73.228%
     124               761,540.11      14,098.28    73.722%
     125               747,683.83      13,856.28    74.210%


FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     126           982,796.12        24,729.62     100.000%      1.572%       248,730.59        11,111.31    25.308%         126
     127           958,772.70        24,023.43     100.000%      1.534%       238,091.50        10,639.09    24.833%         127
     128           935,431.57        23,341.13     100.000%      1.497%       227,904.65        10,186.85    24.364%         128
     129           912,749.75        22,681.82     100.000%      1.460%       218,150.91         9,753.74    23.900%         129
     130           890,705.11        22,044.63     100.000%      1.425%       208,811.95         9,338.96    23.443%         130
     131           869,276.38        21,428.73     100.000%      1.391%       199,870.22         8,941.74    22.993%         131
     132           848,443.07        20,833.31     100.000%      1.358%       191,308.89         8,561.32    22.548%         132
     133           828,185.47        20,257.60     100.000%      1.325%       183,111.87         8,197.02    22.110%         133
     134           808,484.60        19,700.86     100.000%      1.294%       175,263.73         7,848.14    21.678%         134
     135           789,322.21        19,162.39     100.000%      1.263%       167,749.70         7,514.03    21.252%         135
     136           770,680.71        18,641.50     100.000%      1.233%       160,555.62         7,194.08    20.833%         136
     137           752,543.17        18,137.54     100.000%      1.204%       153,667.94         6,887.68    20.420%         137
     138           734,893.30        17,649.88     100.000%      1.176%       147,073.67         6,594.27    20.013%         138
     139           717,715.39        17,177.91     100.000%      1.148%       140,760.38         6,313.29    19.612%         139
     140           700,994.33        16,721.06     100.000%      1.122%       134,716.17         6,044.22    19.218%         140
     141           684,715.55        16,278.78     100.000%      1.096%       128,929.61         5,786.55    18.830%         141
     142           668,865.03        15,850.52     100.000%      1.070%       123,389.80         5,539.81    18.448%         142
     143           653,429.26        15,435.77     100.000%      1.045%       118,086.26         5,303.54    18.072%         143
     144           638,395.21        15,034.05     100.000%      1.021%       113,008.98         5,077.29    17.702%         144
     145           623,750.32        14,644.88     100.000%      0.998%       108,148.35         4,860.63    17.338%         145
     146           609,482.52        14,267.81     100.000%      0.975%       103,495.18         4,653.17    16.981%         146
     147           595,580.13        13,902.39     100.000%      0.953%        99,040.66         4,454.51    16.629%         147
     148           582,031.92        13,548.21     100.000%      0.931%        94,776.38         4,264.29    16.284%         148
     149           568,827.05        13,204.87     100.000%      0.910%        90,694.24         4,082.14    15.944%         149
     150           555,955.08        12,871.97     100.000%      0.890%        86,786.51         3,907.73    15.610%         150
     151           543,405.92        12,549.16     100.000%      0.869%        83,045.79         3,740.72    15.282%         151
     152           531,169.87        12,236.06     100.000%      0.850%        79,464.98         3,580.81    14.960%         152
     153           519,237.53        11,932.33     100.000%      0.831%        76,037.28         3,427.69    14.644%         153
     154           507,599.88        11,637.65     100.000%      0.812%        72,756.20         3,281.08    14.333%         154
     155           496,248.17        11,351.70     100.000%      0.794%        69,615.49         3,140.71    14.028%         155
     156           485,174.00        11,074.18     100.000%      0.776%        66,609.19         3,006.30    13.729%         156
     157           474,369.22        10,804.78     100.000%      0.759%        63,731.59         2,877.60    13.435%         157
     158           463,825.99        10,543.23     100.000%      0.742%        60,977.20         2,754.38    13.147%         158

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     126               734,065.53      13,618.30    74.692%
     127               720,681.20      13,384.33    75.167%
     128               707,526.92      13,154.28    75.636%
     129               694,598.84      12,928.08    76.100%
     130               681,893.16      12,705.68    76.557%
     131               669,406.16      12,487.00    77.007%
     132               657,134.18      12,271.98    77.452%
     133               645,073.60      12,060.58    77.890%
     134               633,220.87      11,852.73    78.322%
     135               621,572.51      11,648.36    78.748%
     136               610,125.09      11,447.42    79.167%
     137               598,875.23      11,249.86    79.580%
     138               587,819.63      11,055.60    79.987%
     139               576,955.01      10,864.62    80.388%
     140               566,278.16      10,676.85    80.782%
     141               555,785.94      10,492.22    81.170%
     142               545,475.23      10,310.71    81.552%
     143               535,343.00      10,132.23    81.928%
     144               525,386.23       9,956.77    82.298%
     145               515,601.97       9,784.26    82.662%
     146               505,987.34       9,614.63    83.019%
     147               496,539.47       9,447.87    83.371%
     148               487,255.54       9,283.93    83.716%
     149               478,132.81       9,122.73    84.056%
     150               469,168.57       8,964.24    84.390%
     151               460,360.13       8,808.44    84.718%
     152               451,704.89       8,655.24    85.040%
     153               443,200.25       8,504.64    85.356%
     154               434,843.68       8,356.57    85.667%
     155               426,632.68       8,211.00    85.972%
     156               418,564.81       8,067.87    86.271%
     157               410,637.63       7,927.18    86.565%
     158               402,848.79       7,788.84    86.853%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     159           453,536.74        10,289.25     100.000%      0.726%        58,340.80         2,636.41    12.864%         159
     160           443,494.15        10,042.59     100.000%      0.710%        55,817.35         2,523.45    12.586%         160
     161           433,691.15         9,803.00     100.000%      0.694%        53,402.05         2,415.30    12.313%         161
     162           424,120.93         9,570.23     100.000%      0.679%        51,090.30         2,311.75    12.046%         162
     163           414,776.88         9,344.05     100.000%      0.664%        48,877.68         2,212.61    11.784%         163
     164           405,652.65         9,124.23     100.000%      0.649%        46,759.98         2,117.70    11.527%         164
     165           396,742.07         8,910.58     100.000%      0.635%        44,733.16         2,026.83    11.275%         165
     166           388,039.20         8,702.87     100.000%      0.621%        42,793.33         1,939.83    11.028%         166
     167           379,538.30         8,500.91     100.000%      0.607%        40,936.79         1,856.54    10.786%         167
     168           371,233.79         8,304.50     100.000%      0.594%        39,160.00         1,776.79    10.549%         168
     169           363,120.32         8,113.47     100.000%      0.581%        37,459.55         1,700.45    10.316%         169
     170           355,192.68         7,927.64     100.000%      0.568%        35,832.18         1,627.37    10.088%         170
     171           347,445.84         7,746.83     100.000%      0.556%        34,274.78         1,557.40     9.865%         171
     172           339,874.95         7,570.89     100.000%      0.544%        32,784.36         1,490.42     9.646%         172
     173           332,475.30         7,399.65     100.000%      0.532%        31,358.07         1,426.29     9.432%         173
     174           325,242.34         7,232.96     100.000%      0.520%        29,993.16         1,364.91     9.222%         174
     175           318,171.65         7,070.68     100.000%      0.509%        28,687.02         1,306.14     9.016%         175
     176           311,258.99         6,912.67     100.000%      0.498%        27,437.13         1,249.89     8.815%         176
     177           304,500.21         6,758.78     100.000%      0.487%        26,241.10         1,196.04     8.618%         177
     178           235,113.25        69,386.96     100.000%      0.376%        25,096.61         1,144.49    10.674%         178
     179           230,018.20         5,095.05     100.000%      0.368%        24,001.47         1,095.14    10.435%         179
     180           225,040.47         4,977.73     100.000%      0.360%        22,953.56         1,047.90    10.200%         180
     181           220,176.86         4,863.62     100.000%      0.352%        21,950.87         1,002.69     9.970%         181
     182           215,424.25         4,752.61     100.000%      0.345%        20,991.47           959.41     9.744%         182
     183           190,783.72        24,640.53     100.000%      0.305%        20,073.49           917.98    10.522%         183
     184           186,679.68         4,104.04     100.000%      0.299%        19,195.17           878.32    10.282%         184
     185           182,670.01         4,009.68     100.000%      0.292%        18,354.80           840.36    10.048%         185
     186           178,752.12         3,917.89     100.000%      0.286%        17,550.77           804.03     9.818%         186
     187           174,923.51         3,828.60     100.000%      0.280%        16,781.51           769.26     9.594%         187
     188           171,181.79         3,741.72     100.000%      0.274%        16,045.54           735.97     9.373%         188
     189           167,524.61         3,657.18     100.000%      0.268%        15,341.43           704.11     9.158%         189
     190           163,949.71         3,574.90     100.000%      0.262%        14,667.80           673.62     8.947%         190
     191           160,454.92         3,494.80     100.000%      0.257%        14,023.37           644.44     8.740%         191

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     159               395,195.94       7,652.85    87.136%
     160               387,676.80       7,519.14    87.414%
     161               380,289.10       7,387.70    87.687%
     162               373,030.63       7,258.47    87.954%
     163               365,899.20       7,131.43    88.216%
     164               358,892.67       7,006.53    88.473%
     165               352,008.91       6,883.76    88.725%
     166               345,245.87       6,763.04    88.972%
     167               338,601.51       6,644.36    89.214%
     168               332,073.79       6,527.72    89.451%
     169               325,660.77       6,413.02    89.684%
     170               319,360.50       6,300.27    89.912%
     171               313,171.06       6,189.44    90.135%
     172               307,090.59       6,080.47    90.354%
     173               301,117.23       5,973.36    90.568%
     174               295,249.18       5,868.05    90.778%
     175               289,484.63       5,764.55    90.984%
     176               283,821.86       5,662.77    91.185%
     177               278,259.11       5,562.75    91.382%
     178               210,016.64      68,242.47    89.326%
     179               206,016.73       3,999.91    89.565%
     180               202,086.91       3,929.82    89.800%
     181               198,225.99       3,860.92    90.030%
     182               194,432.78       3,793.21    90.256%
     183               170,710.23      23,722.55    89.478%
     184               167,484.51       3,225.72    89.718%
     185               164,315.21       3,169.30    89.952%
     186               161,201.35       3,113.86    90.182%
     187               158,142.00       3,059.35    90.406%
     188               155,136.25       3,005.75    90.627%
     189               152,183.18       2,953.07    90.842%
     190               149,281.91       2,901.27    91.053%
     191               146,431.55       2,850.36    91.260%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     192           157,038.11         3,416.81     100.000%      0.251%        13,406.86           616.51     8.537%         192
     193           153,697.23         3,340.87     100.000%      0.246%        12,817.09           589.77     8.339%         193
     194           150,430.32         3,266.92     100.000%      0.241%        12,252.90           564.19     8.145%         194
     195           147,235.44         3,194.88     100.000%      0.236%        11,713.20            539.7     7.955%         195
     196           144,110.74         3,124.70     100.000%      0.231%        11,196.93           516.27     7.770%         196
     197           141,054.42         3,056.32     100.000%      0.226%        10,703.09           493.84     7.588%         197
     198           138,064.74         2,989.69     100.000%      0.221%        10,230.71           472.38     7.410%         198
     199           135,140.00         2,924.74     100.000%      0.216%         9,778.87           451.84     7.236%         199
     200           132,278.56         2,861.43     100.000%      0.212%         9,346.69           432.18     7.066%         200
     201           129,478.85         2,799.71     100.000%      0.207%         8,933.32           413.37     6.899%         201
     202           126,739.32         2,739.53     100.000%      0.203%         8,537.95           395.37     6.737%         202
     203           124,058.48         2,680.84     100.000%      0.198%         8,159.80           378.15     6.577%         203
     204           121,434.88         2,623.60     100.000%      0.194%         7,798.14           361.66     6.422%         204
     205           118,867.12         2,567.76     100.000%      0.190%         7,452.24           345.89     6.269%         205
     206           116,353.84         2,513.28     100.000%      0.186%         7,121.45            330.8     6.121%         206
     207           113,893.72         2,460.13     100.000%      0.182%         6,805.09           316.36     5.975%         207
     208           111,485.47         2,408.25     100.000%      0.178%         6,502.55           302.54     5.833%         208
     209           109,127.85         2,357.62     100.000%      0.175%         6,213.24           289.32     5.694%         209
     210           106,819.65         2,308.20     100.000%      0.171%         5,936.57           276.66     5.558%         210
     211           104,559.70         2,259.95     100.000%      0.167%         5,672.01           264.56     5.425%         211
     212           102,346.85         2,212.84     100.000%      0.164%         5,419.03           252.98     5.295%         212
     213           100,180.02         2,166.84     100.000%      0.160%         5,177.13            241.9     5.168%         213
     214            98,058.11         2,121.91     100.000%      0.157%         4,945.84            231.3     5.044%         214
     215            95,980.08         2,078.03     100.000%      0.154%         4,724.68           221.15     4.923%         215
     216            93,944.93         2,035.16     100.000%      0.150%         4,513.24           211.45     4.804%         216
     217            91,951.65         1,993.27     100.000%      0.147%         4,311.07           202.17     4.688%         217
     218            89,999.30         1,952.35     100.000%      0.144%         4,117.79           193.28     4.575%         218
     219            88,086.94         1,912.36     100.000%      0.141%         3,933.00           184.79     4.465%         219
     220            86,213.67         1,873.27     100.000%      0.138%         3,756.34           176.66     4.357%         220
     221            84,378.60         1,835.07     100.000%      0.135%         3,587.46           168.88     4.252%         221
     222            82,580.88         1,797.73     100.000%      0.132%         3,426.01           161.45     4.149%         222
     223            80,819.66         1,761.22     100.000%      0.129%         3,271.68           154.33     4.048%         223
     224            79,094.14         1,725.52     100.000%      0.127%         3,124.16           147.52     3.950%         224

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     192               143,631.25       2,800.30    91.463%
     193               140,880.14       2,751.11    91.661%
     194               138,177.42       2,702.72    91.855%
     195               135,522.24       2,655.18    92.045%
     196               132,913.81       2,608.43    92.230%
     197               130,351.33       2,562.48    92.412%
     198               127,834.03       2,517.30    92.590%
     199               125,361.13       2,472.90    92.764%
     200               122,931.87       2,429.26    92.934%
     201               120,545.53       2,386.34    93.101%
     202               118,201.37       2,344.16    93.263%
     203               115,898.68       2,302.69    93.423%
     204               113,636.74       2,261.94    93.578%
     205               111,414.88       2,221.86    93.731%
     206               109,232.39       2,182.49    93.879%
     207               107,088.63       2,143.76    94.025%
     208               104,982.92       2,105.71    94.167%
     209               102,914.61       2,068.31    94.306%
     210               100,883.08       2,031.53    94.442%
     211                98,887.69       1,995.39    94.575%
     212                96,927.82       1,959.87    94.705%
     213                95,002.89       1,924.93    94.832%
     214                93,112.27       1,890.62    94.956%
     215                91,255.40       1,856.87    95.077%
     216                89,431.69       1,823.71    95.196%
     217                87,640.58       1,791.11    95.312%
     218                85,881.51       1,759.07    95.425%
     219                84,153.94       1,727.57    95.535%
     220                82,457.33       1,696.61    95.643%
     221                80,791.14       1,666.19    95.748%
     222                79,154.87       1,636.27    95.851%
     223                77,547.98       1,606.89    95.952%
     224                75,969.98       1,578.00    96.050%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     225            77,403.53         1,690.61     100.000%      0.124%         2,983.14           141.01     3.854%         225
     226            75,747.06         1,656.47     100.000%      0.121%         2,848.36           134.79     3.760%         226
     227            74,123.98         1,623.08     100.000%      0.119%         2,719.53           128.83     3.669%         227
     228            72,533.56         1,590.42     100.000%      0.116%         2,596.39           123.13     3.580%         228
     229            70,975.08         1,558.47     100.000%      0.114%         2,478.71           117.68     3.492%         229
     230            69,447.86         1,527.22     100.000%      0.111%         2,366.24           112.47     3.407%         230
     231            67,951.23         1,496.63     100.000%      0.109%         2,258.75           107.49     3.324%         231
     232            66,484.52         1,466.71     100.000%      0.106%         2,156.03           102.72     3.243%         232
     233            65,047.10         1,437.42     100.000%      0.104%         2,057.87            98.16     3.164%         233
     234            63,638.34         1,408.76     100.000%      0.102%         1,964.07             93.8     3.086%         234
     235            62,257.63         1,380.71     100.000%      0.100%         1,874.44            89.63     3.011%         235
     236            60,904.38         1,353.25     100.000%      0.097%         1,788.79            85.64     2.937%         236
     237            59,578.01         1,326.37     100.000%      0.095%         1,706.96            81.83     2.865%         237
     238            58,277.97         1,300.05     100.000%      0.093%         1,628.78            78.18     2.795%         238
     239            57,003.69         1,274.28     100.000%      0.091%         1,554.08             74.7     2.726%         239
     240            55,754.64         1,249.05     100.000%      0.089%         1,482.72            71.36     2.659%         240
     241            54,530.30         1,224.34     100.000%      0.087%         1,414.54            68.18     2.594%         241
     242            53,330.16         1,200.14     100.000%      0.085%         1,349.42            65.13     2.530%         242
     243            52,153.72         1,176.44     100.000%      0.083%         1,287.20            62.21     2.468%         243
     244            51,000.49         1,153.23     100.000%      0.082%         1,227.78            59.43     2.407%         244
     245            49,870.00         1,130.49     100.000%      0.080%         1,171.01            56.76     2.348%         245
     246            48,761.78         1,108.22     100.000%      0.078%         1,116.80            54.22     2.290%         246
     247            47,675.38         1,086.40     100.000%      0.076%         1,065.02            51.78     2.234%         247
     248            46,610.36         1,065.02     100.000%      0.075%         1,015.56            49.45     2.179%         248
     249            45,566.28         1,044.08     100.000%      0.073%           968.34            47.23     2.125%         249
     250            44,542.73         1,023.55     100.000%      0.071%           923.24             45.1     2.073%         250
     251            43,539.29         1,003.44     100.000%      0.070%           880.17            43.07     2.022%         251
     252            42,555.55           983.73     100.000%      0.068%           839.05            41.12     1.972%         252
     253            41,591.14           964.42     100.000%      0.067%           799.78            39.27     1.923%         253
     254            40,645.65           945.49     100.000%      0.065%           762.29            37.49     1.875%         254
     255            39,718.71           926.93     100.000%      0.064%            726.5            35.79     1.829%         255
     256            38,809.97           908.75     100.000%      0.062%           692.33            34.17     1.784%         256
     257            37,919.04           890.92     100.000%      0.061%           659.71            32.62     1.740%         257

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     225                74,420.39       1,549.59    96.146%
     226                72,898.70       1,521.69    96.240%
     227                71,404.45       1,494.25    96.331%
     228                69,937.17       1,467.28    96.420%
     229                68,496.37       1,440.80    96.508%
     230                67,081.62       1,414.75    96.593%
     231                65,692.48       1,389.14    96.676%
     232                64,328.49       1,363.99    96.757%
     233                62,989.23       1,339.26    96.836%
     234                61,674.27       1,314.96    96.914%
     235                60,383.19       1,291.08    96.989%
     236                59,115.59       1,267.60    97.063%
     237                57,871.05       1,244.54    97.135%
     238                56,649.19       1,221.86    97.205%
     239                55,449.61       1,199.58    97.274%
     240                54,271.92       1,177.69    97.341%
     241                53,115.76       1,156.16    97.406%
     242                51,980.74       1,135.02    97.470%
     243                50,866.52       1,114.22    97.532%
     244                49,772.71       1,093.81    97.593%
     245                48,698.99       1,073.72    97.652%
     246                47,644.98       1,054.01    97.710%
     247                46,610.36       1,034.62    97.766%
     248                45,594.80       1,015.56    97.821%
     249                44,597.94         996.86    97.875%
     250                43,619.49         978.45    97.927%
     251                42,659.12         960.37    97.978%
     252                41,716.50         942.62    98.028%
     253                40,791.36         925.14    98.077%
     254                39,883.36         908.00    98.125%
     255                38,992.21         891.15    98.171%
     256                38,117.64         874.57    98.216%
     257                37,259.33         858.31    98.260%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     258            37,045.60           873.45     100.000%      0.059%           628.57            31.14     1.697%         258
     259            36,189.28           856.32     100.000%      0.058%           598.84            29.72     1.655%         259
     260            35,349.76           839.52     100.000%      0.057%           570.47            28.37     1.614%         260
     261            34,526.71           823.05     100.000%      0.055%            543.4            27.08     1.574%         261
     262            33,719.80           806.91     100.000%      0.054%           517.56            25.84     1.535%         262
     263            32,928.72           791.08     100.000%      0.053%            492.9            24.66     1.497%         263
     264            32,153.16           775.56     100.000%      0.051%           469.36            23.53     1.460%         264
     265            31,392.82           760.34     100.000%      0.050%           446.91            22.46     1.424%         265
     266            30,647.41           745.41     100.000%      0.049%           425.48            21.43     1.388%         266
     267            29,916.63           730.78     100.000%      0.048%           405.04            20.44     1.354%         267
     268            29,200.21           716.42     100.000%      0.047%           385.54             19.5     1.320%         268
     269            28,497.87           702.34     100.000%      0.046%           366.93             18.6     1.288%         269
     270            27,809.33           688.54     100.000%      0.044%           349.19            17.75     1.256%         270
     271            27,134.34           674.99     100.000%      0.043%           332.26            16.93     1.225%         271
     272            26,472.63           661.71     100.000%      0.042%           316.11            16.15     1.194%         272
     273            25,823.95           648.68     100.000%      0.041%           300.72             15.4     1.165%         273
     274            25,188.04            635.9     100.000%      0.040%           286.03            14.68     1.136%         274
     275            24,564.68           623.37     100.000%      0.039%           272.03               14     1.107%         275
     276            23,953.61           611.07     100.000%      0.038%           258.68            13.35     1.080%         276
     277            23,354.60           599.01     100.000%      0.037%           245.95            12.73     1.053%         277
     278            22,767.43           587.17     100.000%      0.036%           233.81            12.14     1.027%         278
     279            22,191.86           575.56     100.000%      0.036%           222.24            11.57     1.001%         279
     280            21,627.69           564.17     100.000%      0.035%           211.22            11.03     0.977%         280
     281            21,074.69              553     100.000%      0.034%            200.7            10.51     0.952%         281
     282            20,532.65           542.04     100.000%      0.033%           190.69            10.02     0.929%         282
     283            20,001.37           531.28     100.000%      0.032%           181.14             9.55     0.906%         283
     284            19,480.64           520.73     100.000%      0.031%           172.04              9.1     0.883%         284
     285            18,970.26           510.37     100.000%      0.030%           163.38             8.67     0.861%         285
     286            18,470.05           500.22     100.000%      0.030%           155.12             8.26     0.840%         286
     287            17,979.80           490.25     100.000%      0.029%           147.25             7.87     0.819%         287
     288            17,499.33           480.47     100.000%      0.028%           139.76             7.49     0.799%         288
     289            17,028.46           470.87     100.000%      0.027%           132.62             7.14     0.779%         289
     290            16,567.01           461.45     100.000%      0.027%           125.82              6.8     0.759%         290

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     258                36,417.03         842.30    98.303%
     259                35,590.44         826.59    98.345%
     260                34,779.29         811.15    98.386%
     261                33,983.31         795.98    98.426%
     262                33,202.24         781.07    98.465%
     263                32,435.82         766.42    98.503%
     264                31,683.80         752.02    98.540%
     265                30,945.91         737.89    98.576%
     266                30,221.93         723.98    98.612%
     267                29,511.59         710.34    98.646%
     268                28,814.67         696.92    98.680%
     269                28,130.94         683.73    98.712%
     270                27,460.14         670.80    98.744%
     271                26,802.08         658.06    98.775%
     272                26,156.52         645.56    98.806%
     273                25,523.23         633.29    98.835%
     274                24,902.01         621.22    98.864%
     275                24,292.65         609.36    98.893%
     276                23,694.93         597.72    98.920%
     277                23,108.65         586.28    98.947%
     278                22,533.62         575.03    98.973%
     279                21,969.62         564.00    98.999%
     280                21,416.47         553.15    99.023%
     281                20,873.99         542.48    99.048%
     282                20,341.96         532.03    99.071%
     283                19,820.23         521.73    99.094%
     284                19,308.60         511.63    99.117%
     285                18,806.88         501.72    99.139%
     286                18,314.93         491.95    99.160%
     287                17,832.55         482.38    99.181%
     288                17,359.57         472.98    99.201%
     289                16,895.84         463.73    99.221%
     290                16,441.19         454.65    99.241%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     291            16,114.80           452.21     100.000%      0.026%           119.35             6.47     0.741%         291
     292            15,671.66           443.14     100.000%      0.025%           113.19             6.16     0.722%         292
     293            15,237.41           434.25     100.000%      0.024%           107.32             5.87     0.704%         293
     294            14,811.89           425.52     100.000%      0.024%           101.73             5.59     0.687%         294
     295            14,394.95           416.95     100.000%      0.023%            96.42             5.32     0.670%         295
     296            13,986.41           408.54     100.000%      0.022%            91.36             5.06     0.653%         296
     297            13,586.12           400.29     100.000%      0.022%            86.54             4.82     0.637%         297
     298            13,193.93           392.19     100.000%      0.021%            81.96             4.58     0.621%         298
     299            12,809.69           384.24     100.000%      0.020%             77.6             4.36     0.606%         299
     300            12,433.24           376.45     100.000%      0.020%            73.45             4.15     0.591%         300
     301            12,064.44           368.79     100.000%      0.019%            69.51             3.95     0.576%         301
     302            11,703.16           361.29     100.000%      0.019%            65.75             3.75     0.562%         302
     303            11,349.24           353.92     100.000%      0.018%            62.19             3.57     0.548%         303
     304            11,002.56           346.68     100.000%      0.018%            58.79             3.39     0.534%         304
     305            10,662.97           339.59     100.000%      0.017%            55.57             3.23     0.521%         305
     306            10,330.35           332.62     100.000%      0.017%             52.5             3.07     0.508%         306
     307            10,004.57           325.78     100.000%      0.016%            49.59             2.91     0.496%         307
     308             9,685.50           319.08     100.000%      0.015%            46.82             2.77     0.483%         308
     309             9,373.00           312.49     100.000%      0.015%            44.19             2.63     0.471%         309
     310             9,066.97           306.03     100.000%      0.015%            41.69              2.5     0.460%         310
     311             8,767.29           299.69     100.000%      0.014%            39.32             2.37     0.448%         311
     312             8,473.82           293.47     100.000%      0.014%            37.07             2.25     0.437%         312
     313             8,186.46           287.36     100.000%      0.013%            34.93             2.14     0.427%         313
     314             7,905.09           281.37     100.000%      0.013%            32.89             2.03     0.416%         314
     315             7,629.61           275.48     100.000%      0.012%            30.97             1.93     0.406%         315
     316             7,359.90           269.71     100.000%      0.012%            29.14             1.83     0.396%         316
     317             7,095.85           264.05     100.000%      0.011%             27.4             1.74     0.386%         317
     318             6,837.36           258.49     100.000%      0.011%            25.75             1.65     0.377%         318
     319             6,584.33           253.03     100.000%      0.011%            24.19             1.56     0.367%         319
     320             6,336.65           247.68     100.000%      0.010%            22.71             1.48     0.358%         320
     321             6,094.23           242.42     100.000%      0.010%            21.31              1.4     0.350%         321
     322             5,856.96           237.27     100.000%      0.009%            19.98             1.33     0.341%         322
     323             5,624.76           232.21     100.000%      0.009%            18.72             1.26     0.333%         323

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     291                15,995.45         445.74    99.259%
     292                15,558.47         436.98    99.278%
     293                15,130.09         428.38    99.296%
     294                14,710.16         419.93    99.313%
     295                14,298.53         411.63    99.330%
     296                13,895.05         403.48    99.347%
     297                13,499.58         395.47    99.363%
     298                13,111.97         387.61    99.379%
     299                12,732.09         379.88    99.394%
     300                12,359.79         372.30    99.409%
     301                11,994.93         364.86    99.424%
     302                11,637.41         357.52    99.438%
     303                11,287.05         350.36    99.452%
     304                10,943.77         343.28    99.466%
     305                10,607.40         336.37    99.479%
     306                10,277.85         329.55    99.492%
     307                 9,954.98         322.87    99.504%
     308                 9,638.68         316.30    99.517%
     309                 9,328.81         309.87    99.529%
     310                 9,025.28         303.53    99.540%
     311                 8,727.97         297.31    99.552%
     312                 8,436.75         291.22    99.563%
     313                 8,151.53         285.22    99.573%
     314                 7,872.20         279.33    99.584%
     315                 7,598.64         273.56    99.594%
     316                 7,330.76         267.88    99.604%
     317                 7,068.45         262.31    99.614%
     318                 6,811.61         256.84    99.623%
     319                 6,560.14         251.47    99.633%
     320                 6,313.94         246.20    99.642%
     321                 6,072.92         241.02    99.650%
     322                 5,836.98         235.94    99.659%
     323                 5,606.04         230.94    99.667%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     324             5,397.51           227.24     100.000%      0.009%            17.52             1.19     0.325%         324
     325             5,175.14           222.37     100.000%      0.008%            16.39             1.13     0.317%         325
     326             4,957.56           217.59     100.000%      0.008%            15.32             1.07     0.309%         326
     327             4,744.66           212.89     100.000%      0.008%            14.31             1.01     0.302%         327
     328             4,536.37           208.29     100.000%      0.007%            13.35             0.96     0.294%         328
     329             4,332.60           203.77     100.000%      0.007%            12.44             0.91     0.287%         329
     330             4,133.26           199.34     100.000%      0.007%            11.58             0.86     0.280%         330
     331             3,938.28           194.99     100.000%      0.006%            10.77             0.81     0.273%         331
     332             3,747.56           190.72     100.000%      0.006%               10             0.77     0.267%         332
     333             3,561.03           186.53     100.000%      0.006%             9.28             0.72     0.261%         333
     334             3,378.62           182.42     100.000%      0.005%             8.59             0.68     0.254%         334
     335             3,200.24           178.38     100.000%      0.005%             7.95             0.65     0.248%         335
     336             3,025.81           174.42     100.000%      0.005%             7.34             0.61     0.243%         336
     337             2,855.27           170.54     100.000%      0.005%             6.76             0.58     0.237%         337
     338             2,688.54           166.73     100.000%      0.004%             6.22             0.54     0.231%         338
     339             2,525.55           162.99     100.000%      0.004%             5.71             0.51     0.226%         339
     340             2,366.22           159.32     100.000%      0.004%             5.22             0.48     0.221%         340
     341             2,210.50           155.72     100.000%      0.004%             4.77             0.45     0.216%         341
     342             2,058.31           152.19     100.000%      0.003%             4.34             0.43     0.211%         342
     343             1,909.58           148.73     100.000%      0.003%             3.94              0.4     0.206%         343
     344             1,764.25           145.33     100.000%      0.003%             3.56             0.38     0.202%         344
     345             1,622.25              142     100.000%      0.003%              3.2             0.36     0.197%         345
     346             1,483.53           138.72     100.000%      0.002%             2.87             0.33     0.193%         346
     347             1,348.01           135.51     100.000%      0.002%             2.56             0.31     0.190%         347
     348             1,215.65           132.37     100.000%      0.002%             2.26             0.29     0.186%         348
     349             1,086.37           129.28     100.000%      0.002%             1.99             0.28     0.183%         349
     350               960.12           126.25     100.000%      0.002%             1.73             0.26     0.180%         350
     351               836.84           123.28     100.000%      0.001%             1.48             0.24     0.177%         351
     352               716.48           120.36     100.000%      0.001%             1.26             0.23     0.176%         352
     353               598.98            117.5     100.000%      0.001%             1.05             0.21     0.175%         353
     354               484.29           114.69     100.000%      0.001%             0.85              0.2     0.176%         354
     355               372.35           111.94     100.000%      0.001%             0.66             0.18     0.177%         355
     356                263.1           109.24     100.000%      0.000%             0.49             0.17     0.186%         356

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     324                 5,379.99         226.05    99.675%
     325                 5,158.75         221.24    99.683%
     326                 4,942.24         216.51    99.691%
     327                 4,730.35         211.89    99.698%
     328                 4,523.02         207.33    99.706%
     329                 4,320.16         202.86    99.713%
     330                 4,121.68         198.48    99.720%
     331                 3,927.51         194.17    99.727%
     332                 3,737.56         189.95    99.733%
     333                 3,551.75         185.81    99.739%
     334                 3,370.03         181.72    99.746%
     335                 3,192.29         177.74    99.752%
     336                 3,018.47         173.82    99.757%
     337                 2,848.51         169.96    99.763%
     338                 2,682.32         166.19    99.769%
     339                 2,519.84         162.48    99.774%
     340                 2,361.00         158.84    99.779%
     341                 2,205.73         155.27    99.784%
     342                 2,053.97         151.76    99.789%
     343                 1,905.64         148.33    99.794%
     344                 1,760.69         144.95    99.798%
     345                 1,619.05         141.64    99.803%
     346                 1,480.66         138.39    99.807%
     347                 1,345.45         135.21    99.810%
     348                 1,213.39         132.06    99.814%
     349                 1,084.38         129.01    99.817%
     350                   958.39         125.99    99.820%
     351                   835.36         123.03    99.823%
     352                   715.22         120.14    99.824%
     353                   597.93         117.29    99.825%
     354                   483.44         114.49    99.824%
     355                   371.69         111.75    99.823%
     356                   262.61         109.08    99.814%

FIRST UNION CAPITAL MARKETS CONFIDENTIAL                    12/9/98

                                  RBMG 1998-2                             Pool 2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run ar 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

                                   Total Pool 2               Factor of                        ARM's *
                                                              Collateral

Period  DATE       BALANCE          PRINCIPAL     % of Total                  BALANCE         PRINCIPAL    % of Total   Period  DATE

     357               156.51            106.6     100.000%      0.000%             0.33             0.16     0.211%         357
     358               128.72            27.79     100.000%      0.000%             0.18             0.15     0.140%         358
     359                101.7            27.02     100.000%      0.000%             0.14             0.04     0.138%         359
     360                75.33            26.37     100.000%      0.000%              0.1             0.04     0.133%         360
     361                 49.6            25.73     100.000%      0.000%             0.07             0.04     0.141%         361
     362                24.49            25.11     100.000%      0.000%             0.03             0.03     0.122%         362

                                 FIXED**

Period  DATE          BALANCE         PRINCIPAL   % of Total

     357                   156.18         106.43    99.789%
     358                   128.54          27.64    99.860%
     359                   101.56          26.98    99.862%
     360                    75.23          26.33    99.867%
     361                    49.53          25.70    99.859%
     362                    24.46          25.07    99.878%

This is for your information only and is not an offer to sell or a solicitation of an offer to buy the securities mentioned. The information has been obtained or derived from sources believed by us to be reliable, but we do not represent that it is accurate nor complete. Any opinions or estimates contained in this information constitute our judgement as of this date and are subject to change without notice. First Union Capital Markets Corp. (FUCMC) or its affiliates may provide advice or may from time to time acquire, hold or sell a position in the securities mentioned herein. FUCMC is a subsidiary of First Union Corporation and is a member of the NASD and SIPC.

                                  RBMG 1998-2

                        Fixed % of Pool            Internal Use Only
           Period    12     13.737%
           Period    24     17.855%                 * ARMs are Run at 40 CPR
           Period    36     22.840%                ** Fixed are Run at 18 CPR
           Period    48     28.721%
           Period    60     35.412%

*    ARMs were run at a 40 CPR
**   Fixed were run at a 18 CPR

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
This document does nor constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.